UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Bond Fund

April 30, 2011

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Securities – 0.10%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$ 11,004	$11,308
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	10,384	10,626
•Series 2002-W11 AV1 0.553% 11/25/32	1,338	1,288
Total Agency Asset-Backed Securities (cost $22,610)		23,222

Agency Collateralized Mortgage Obligations – 1.41%
Fannie Mae REMICs
Series 2004-49 EB 5.00% 7/25/24	65,000	70,829
Series 2010-116 Z 4.00% 10/25/40	35,825	28,770
Fannie Mae Whole Loan Series 2003-W15 2A7 5.55% 8/25/43	24,701	26,831
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	43,349	49,039
Series 3027 DE 5.00% 9/15/25	60,000	64,839
GNMA Series 2010-113 KE 4.50% 9/20/40	50,000	50,707
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	20,000	19,759
•Vendee Mortgage Trust Series 2000-1 1A 6.817% 1/15/30	22,413	25,964
Total Agency Collateralized Mortgage Obligations (cost $330,166)		336,738

Agency Mortgage-Backed Securities – 31.08%
•Fannie Mae ARM
2.479% 12/1/33	19,173	20,066
2.623% 8/1/34	25,051	26,313
Fannie Mae Relocation 30 yr 5.00% 1/1/34	1,949	2,040
Fannie Mae S.F. 15 yr
4.00% 7/1/25	225,948	234,598
4.00% 8/1/25	306,848	318,596
4.00% 11/1/25	320,287	332,850
5.00% 9/1/25	633,695	677,006
8.00% 10/1/14	100	104
Fannie Mae S.F. 15 yr TBA
3.50% 5/1/26	180,000	182,166
4.50% 5/1/26	1,010,000	1,065,864
5.00% 5/1/26	180,000	192,178
5.50% 5/1/26	590,000	639,781
Fannie Mae S.F. 20 yr 5.50% 8/1/28	61,550	66,443
Fannie Mae S.F. 30 yr
5.00% 12/1/37	4,907	5,188
5.00% 2/1/38	4,450	4,704
5.00% 7/1/40	188,668	199,475
7.50% 12/1/32	5,141	6,000
9.50% 4/1/18	774	914
Fannie Mae S.F. 30 yr TBA
5.50% 5/1/41	520,000	559,650
6.00% 5/1/41	2,145,000	2,345,424
•Freddie Mac ARM
2.589% 4/1/33	5,681	5,731
2.821% 4/1/34	4,379	4,599
5.038% 8/1/38	229,743	243,224
5.646% 7/1/36	9,255	9,712
Freddie Mac Relocation 15 yr 3.50% 10/1/18	2,673	2,750
Freddie Mac S.F. 15 yr
5.00% 4/1/20	12,738	13,713
5.50% 7/1/24	150,032	163,240
Freddie Mac S.F. 30 yr TBA 6.50% 5/1/41	75,000	84,223
GNMA I S.F. 15 yr 7.50% 4/15/13	294	302
GNMA I S.F. 30 yr 7.50% 2/15/32	2,680	3,130
Total Agency Mortgage-Backed Securities (cost $7,353,611)		7,409,984

Commercial Mortgage-Backed Securities – 5.91%
Bank of America Commercial Mortgage Securities
Series 2004-2 A3 4.05% 11/10/38	13,874	14,081
Series 2005-1 A3 4.877% 11/10/42	13,772	13,803
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	125,000	136,342
•Series 2005-T20 A4A 5.148% 10/12/42	25,000	27,276
Series 2007-PW15 A4 5.331% 2/11/44	25,000	26,712
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	120,000	130,069
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	65,000	65,818
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.54% 2/15/39	19,167	20,340
•General Electric Capital Commercial Mortgage Series 2005-C4 A2 5.305% 11/10/45	8,800	8,797
Goldman Sachs Mortgage Securities II
•Series 2004-GG2 A6 5.396% 8/10/38	20,000	21,692
Series 2005-GG4 A4 4.761% 7/10/39	35,000	37,028
Series 2005-GG4 A4A 4.751% 7/10/39	115,000	123,037
•Series 2006-GG6 A4 5.553% 4/10/38	120,000	130,746
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4 A4 4.918% 10/15/42	100,000	107,421
Series 2005-LDP5 A4 5.203% 12/15/44	15,000	16,417
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	100,000	105,948
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	160,000	173,150
•Series 2007-T27 A4 5.641% 6/11/42	190,000	211,571
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	35,000	37,899
Total Commercial Mortgage-Backed Securities (cost $1,292,578)		1,408,147

Corporate Bonds – 28.91%
Banking – 7.55%
Abbey National Treasury Services 4.00% 4/27/16	60,000	60,675
#Bank Nederlandse Gemeenten 144A
1.75% 10/6/15	40,000	39,229
4.375% 2/16/21	74,000	76,222
Bank of America
5.625% 7/1/20	45,000	47,315
6.50% 8/1/16	50,000	56,428
BB&T
5.20% 12/23/15	30,000	32,633
5.25% 11/1/19	101,000	105,747
City National 5.25% 9/15/20	30,000	30,631
Fifth Third Bancorp 3.625% 1/25/16	85,000	86,333
Goldman Sachs Group
3.625% 2/7/16	60,000	60,509
5.375% 3/15/20	25,000	26,044
6.25% 2/1/41	40,000	41,177
JPMorgan Chase
3.45% 3/1/16	125,000	126,587
4.40% 7/22/20	70,000	69,278
JPMorgan Chase Capital XXV 6.80% 10/1/37	70,000	72,233
KeyCorp 5.10% 3/24/21	105,000	107,751
PNC Funding
5.125% 2/8/20	170,000	181,995
5.25% 11/15/15	15,000	16,280
Santander Holdings USA 4.625% 4/19/16	20,000	20,666
SunTrust Banks 3.60% 4/15/16	65,000	65,912
SVB Financial Group 5.375% 9/15/20	50,000	49,815
US Bancorp 3.15% 3/4/15	55,000	57,045
•USB Capital IX 3.50% 10/29/49	70,000	59,335
Wachovia
•0.648% 10/15/16	20,000	18,956
5.25% 8/1/14	200,000	217,067
5.625% 10/15/16	35,000	38,729
Wells Fargo 4.60% 4/1/21	35,000	35,444
		1,800,036
Basic Industry – 2.16%
Alcoa
5.40% 4/15/21	10,000	10,173
6.75% 7/15/18	60,000	67,933
ArcelorMittal
5.50% 3/1/21	50,000	50,785
9.85% 6/1/19	55,000	70,961

Cliffs Natural Resources
4.875% 4/1/21	55,000	55,817
5.90% 3/15/20	15,000	16,468
Dow Chemical 8.55% 5/15/19	68,000	87,315
International Paper 9.375% 5/15/19	75,000	97,905
Lubrizol 5.50% 10/1/14	15,000	16,840
Reliance Steel & Aluminum 6.85% 11/15/36	10,000	10,030
Teck Resources 9.75% 5/15/14	26,000	31,664
		515,891
Brokerage – 0.34%
Jefferies Group
5.875% 6/8/14	10,000	10,870
6.45% 6/8/27	15,000	15,232
Lazard Group 6.85% 6/15/17	50,000	55,072
		81,174
Capital Goods – 0.13%
Allied Waste North America
6.875% 6/1/17	10,000	10,889
7.125% 5/15/16	20,000	20,771
		31,660
Communications – 3.95%
AT&T
4.45% 5/15/21	15,000	15,118
#144A 5.35% 9/1/40	60,000	56,419
#Crown Castle Towers 144A 4.883% 8/15/20	85,000	84,753
Historic TW 6.875% 6/15/18	90,000	105,561
#NBC Universal 144A 4.375% 4/1/21	85,000	83,125
Qwest 8.375% 5/1/16	90,000	107,326
Telecom Italia Capital
5.25% 10/1/15	65,000	68,493
6.999% 6/4/18	55,000	61,376
Telefonica Emisiones 6.421% 6/20/16	160,000	180,476
Time Warner Cable
8.25% 2/14/14	5,000	5,847
8.25% 4/1/19	45,000	55,912
Viacom 3.50% 4/1/17	55,000	55,320
#Vivendi 144A 6.625% 4/4/18	55,000	62,325
		942,051
Consumer Cyclical – 0.47%
CVS Caremark 4.75% 5/18/20	55,000	57,108
w#CVS Pass Through Trust 144A 5.773% 1/10/33	9,943	10,300
Family Dollar Stores 5.00% 2/1/21	45,000	44,808
		112,216
Consumer Non-Cyclical – 3.89%
Amgen 3.45% 10/1/20	75,000	71,535
#Brambles USA 144A
3.95% 4/1/15	25,000	25,494
5.35% 4/1/20	35,000	35,556
Celgene 3.95% 10/15/20	90,000	86,256
Coca-Cola Enterprises 3.50% 9/15/20	75,000	71,837
Delhaize Group 5.70% 10/1/40	64,000	61,401
Express Scripts 3.125% 5/15/16	45,000	45,193
Kraft Foods 6.125% 8/23/18	40,000	45,426
McKesson 4.75% 3/1/21	80,000	82,758
Medco Health Solutions
4.125% 9/15/20	55,000	53,661
7.125% 3/15/18	65,000	77,020
Merck 3.875% 1/15/21	30,000	29,649
Quest Diagnostics
4.70% 4/1/21	65,000	66,105
4.75% 1/30/20	5,000	5,131
Safeway 3.95% 8/15/20	40,000	38,653
#Woolworths 144A 4.55% 4/12/21	30,000	30,499
Yale University 2.90% 10/15/14	20,000	20,910
Zimmer Holdings 4.625% 11/30/19	75,000	79,068
		926,152
Electric – 1.33%
Dominion Resources 4.45% 3/15/21	80,000	80,619
Exelon Generation 4.00% 10/1/20	30,000	28,369

NiSource Finance
6.40% 3/15/18	40,000	45,242
6.80% 1/15/19	15,000	17,292
#Oncor Electric Delivery 144A 5.00% 9/30/17	25,000	26,749
Public Service Oklahoma 5.15% 12/1/19	45,000	47,977
Southern California Edison 5.50% 8/15/18	40,000	45,177
•Wisconsin Energy 6.25% 5/15/67	25,000	25,156
		316,581
Energy – 2.14%
Anadarko Petroleum 5.95% 9/15/16	50,000	55,914
Noble Energy 8.25% 3/1/19	50,000	63,863
Noble Holding International 4.625% 3/1/21	60,000	61,007
Petrobras International Finance 5.375% 1/27/21	50,000	50,957
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	75,645	82,075
Transocean 6.50% 11/15/20	70,000	78,718
Weatherford International 9.625% 3/1/19	35,000	45,457
#Woodside Finance 144A
8.125% 3/1/14	30,000	34,707
8.75% 3/1/19	30,000	38,507
		511,205
Financials – 1.41%
Capital One Capital V 10.25% 8/15/39	30,000	32,588
#ERAC USA Finance 144A 5.25% 10/1/20	80,000	83,512
General Electric Capital
4.375% 9/16/20	105,000	103,761
5.30% 2/11/21	30,000	31,188
6.00% 8/7/19	75,000	83,649
		334,698
Insurance – 1.70%
•Chubb 6.375% 3/29/67	35,000	37,625
#Health Care Services 144A 4.70% 1/15/21	85,000	86,485
MetLife 6.817% 8/15/18	185,000	217,879
Prudential Financial 3.875% 1/14/15	60,000	62,800
		404,789
Natural Gas – 2.28%
Buckeye Partners 4.875% 2/1/21	60,000	61,160
Energy Transfer Partners 9.70% 3/15/19	55,000	72,174
Enterprise Products Operating 9.75% 1/31/14	70,000	84,242
Kinder Morgan Energy Partners 9.00% 2/1/19	55,000	70,805
Plains All American Pipeline/Finance 8.75% 5/1/19	55,000	69,677
Sempra Energy 6.15% 6/15/18	35,000	39,682
•TransCanada PipeLines 6.35% 5/15/67	55,000	56,091
Williams Partners/Finance 7.25% 2/1/17	75,000	89,251
		543,082
Real Estate – 0.77%
Brandywine Operating Partnership 4.95% 4/15/18	30,000	30,330
Digital Realty Trust
5.25% 3/15/21	15,000	14,975
5.875% 2/1/20	35,000	37,075
Health Care REIT 5.25% 1/15/22	70,000	70,443
Regency Centers
4.80% 4/15/21	15,000	15,030
5.875% 6/15/17	14,000	15,552
		183,405
Technology – 0.45%
National Semiconductor 6.60% 6/15/17	50,000	58,739
#Seagate Technology International 144A 10.00% 5/1/14	25,000	29,500
Symantec 4.20% 9/15/20	20,000	19,110
		107,349
Transportation – 0.34%
Burlington Northern Santa Fe
3.60% 9/1/20	5,000	4,821
4.70% 10/1/19	35,000	37,054
5.75% 3/15/18	5,000	5,653
Canadian Pacific Railway 4.45% 3/15/23	35,000	34,328
		81,856
Total Corporate Bonds (cost $6,742,320)		6,892,145

Municipal Bond – 0.84%
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40	195,000	201,607
Total Municipal Bond (cost $204,080)		201,607

Non-Agency Asset-Backed Securities – 3.90%
•Bank of America Credit Card Trust Series 2008-A5 A5 1.42% 12/16/13	100,000	100,221
•Capital One Multi-Asset Execution Trust Series 2007-A4 A4 0.25% 3/16/15	100,000	99,796
•Citibank Credit Card Issuance Trust
Series 2004-C1 C1 0.87% 7/15/13	20,000	19,994
Series 2008-A6 A6 1.41% 5/22/17	115,000	119,004
Series 2009-A1 A1 1.97% 3/17/14	100,000	101,397
Series 2009-A2 A2 1.77% 5/15/14	100,000	101,439
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	50,000	51,228
#Great America Leasing Receivables Series 2011-1 A3 144A 1.69% 2/15/14	35,000	35,227
Harley Davidson Motorcycle Trust 2008-1 A4 4.90% 12/15/13	100,000	102,606
John Deere Owner Trust
Series 2009-A A4 3.96% 5/16/16	50,000	51,735
Series 2010-A A4 2.13% 10/17/16	35,000	35,762
Series 2011-A A4 1.96% 4/16/18	35,000	35,261
•Merrill Auto Trust Securitization Series 2007-1 A4 0.28% 12/15/13	1,942	1,941
Mid-State Trust Series 11 A1 4.864% 7/15/38	25,935	25,149
#Navistar Financial Owner Trust Series 2010-B A3 144A 1.08% 3/18/14	50,000	50,014
Total Non-Agency Asset-Backed Securities (cost $929,622)		930,774

Regional Bonds – 0.59%Δ
Canada – 0.59%
Province of Manitoba 1.375% 4/28/14	50,000	50,212
Province of Ontario 4.40% 4/14/20	55,000	58,028
Province of Quebec 4.60% 5/26/15	30,000	33,263
Total Regional Bonds (cost $138,615)		141,503

Sovereign Bonds – 1.97%Δ
Norway – 1.50%
Eksportfinans
3.00% 11/17/14	150,000	156,244
5.50% 5/25/16	90,000	102,340
#Kommunalbanken 144A 1.75% 10/5/15	100,000	98,613
		357,197
Sweden – 0.47%
Svensk Exportkredit 1.75% 10/20/15	115,000	113,294
		113,294
Total Sovereign Bonds (cost $465,236)		470,491

Supranational Banks – 0.35%
European Investment Bank 4.00% 2/16/21	80,000	82,803
Total Supranational Banks (cost $80,000)		82,803

U.S. Treasury Obligations – 24.35%
U.S. Treasury Bond 4.25% 11/15/40	975,000	948,035
U.S. Treasury Inflation Indexed Notes
0.50% 4/15/15	444,226	469,804
1.125% 1/15/21	207,396	215,336
1.25% 4/15/14	653,575	706,729
U.S. Treasury Notes
0.625% 2/28/13	110,000	110,176
1.25% 4/15/14	40,000	40,291
2.00% 4/30/16	535,000	535,875
2.25% 3/31/16	450,000	456,681
2.875% 3/31/18	115,000	116,635
3.625% 2/15/21	2,147,000	2,205,707
Total U.S. Treasury Obligations (cost $5,684,263)		5,805,269

	Number of
	Shares
Preferred Stock – 0.24%
Alabama Power 5.625%	825	20,109
•PNC Financial Services Group 8.25%	35,000	37,394
Total Preferred Stock (cost $50,477)		57,503

	Principal
	Amount
	(U.S. $)
≠Short-Term Investments – 20.91%
Discount Notes – 20.91%
Federal Home Loan Bank
0.001% 5/2/11	$2,939,191	2,939,192
0.03% 5/3/11	307,123	307,123
0.037% 5/23/11	393,118	393,116
0.04% 5/9/11	746,653	746,651
0.05% 5/16/11	307,123	307,122
0.06% 6/7/11	291,767	291,764
Total Short-Term Investments (cost $4,984,940)		4,984,968

Total Value of Securities – 120.56%
(cost $28,278,518)		28,745,154
Other Liabilities Net of Receivables and Other Assets – (20.56%)z		(4,901,839)
Net Assets Applicable to 2,215,487 Shares Outstanding – 100.00%		$23,843,315

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2011, the aggregate amount of Rule 144A securities was $1,173,028 which represented 4.92% of the Fund’s net assets. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at the time of purchase.
zOf this amount, $5,695,641 represents payables for securities purchased as of April 30, 2011.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
GNMA – Government National Mortgage Association
NCUA – National Credit Union Administration
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Fund (Trust) – Delaware Core Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swaps (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2007 – July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage their investment portfolios and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Mortgage Dollar Rolls – The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. The Fund accounts for mortgage-dollar-roll transactions as purchases and sales, these transactions may increase the Fund’s portfolio turnover rate.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$28,290,015
Aggregate unrealized appreciation	$504,490
Aggregate unrealized depreciation	(49,351)
Net unrealized appreciation	$455,139

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $108,492 may be carried forward and applied against future capital gains. These capital loss carryforwards will expire in 2015.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$10,108,865	$-	$10,108,865
Corporate Debt	6,815,923	76,222	6,892,145
Foreign Debt	694,797	-	694,797
Municipal Bond	201,607	-	201,607
U.S. Treasury Obligations	5,805,269	-	5,805,269
Short-Term Investments	4,984,968	-	4,984,968
Preferred Stock	57,503	-	57,503
Total	$28,668,932	$76,222	$28,745,154

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate	Foreign
	Debt	Debt	Total
Balance as of 7/31/10	$-	$40,931	$40,931
Purchases	73,739	-	73,739
Sales	-	(41,110)	(41,110)
Net realized gain	-	1,340	1,340
Net change in unrealized
appreciation/depreciation	2,483	(1,161)	1,322
Balance as of 4/30/11	$76,222	$-	$76,222

Net change in unrealized
appreciation/depreciation from
investments still held as of 4/30/11	$2,483	$-	$2,483

During the period ended April 30, 2011, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of April 30, 2011.

4. Credit and Market Risk
The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa 3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of April 30, 2011, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

April 30, 2011

	Principal		Value
	Amount°		(U.S. $)
Commercial Mortgage-Backed Securities – 0.24%
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	USD	2,154,000	$2,181,113
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		295,000	184,885
Total Commercial Mortgage-Backed Securities (cost $2,520,799)			2,365,998

Convertible Bonds – 2.09%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		1,102,000	1,104,755
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		2,612,000	2,621,794
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 12/1/40		1,017,000	1,062,765
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		840,000	1,228,500
*Health Care REIT 3.00% exercise price $51.08, expiration date 12/1/29		2,255,000	2,562,244
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37		805,000	784,875
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		1,050,000	1,022,438
Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27		2,085,000	2,264,831
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27		2,607,000	2,434,286
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 6/1/15		2,072,000	2,095,310
*Transocean 1.50% exercise price $168.61, expiration date 12/15/37		3,155,000	3,106,813
Total Convertible Bonds (cost $18,521,174)			20,288,611

Corporate Bonds – 84.55%
Banking – 17.89%
Abbey National Treasury Services 4.00% 4/27/16		5,710,000	5,774,266
AgriBank FCB 9.125% 7/15/19		4,517,000	5,544,247
BAC Capital Trust VI 5.625% 3/8/35		2,250,000	2,038,541
Bank of America
5.30% 3/15/17		2,365,000	2,485,639
6.10% 6/15/17		3,240,000	3,531,078
Barclays Bank 5.14% 10/14/20		3,000,000	2,922,885
BB&T 5.25% 11/1/19		1,086,000	1,137,042
•BB&T Capital Trust IV 6.82% 6/12/57		11,400,000	11,613,751
Capital One Capital V 10.25% 8/15/39		2,785,000	3,025,206
City National 5.25% 9/15/20		3,025,000	3,088,610
@#CoBank ACB 144A 7.875% 4/16/18		2,060,000	2,367,274
#Export-Import Bank of Korea 144A 5.25% 2/10/14		1,715,000	1,843,918
Fifth Third Bancorp 3.625% 1/25/16		2,925,000	2,970,861
•Fifth Third Capital Trust IV 6.50% 4/15/37		4,880,000	4,819,000
First Horizon National 5.375% 12/15/15		3,375,000	3,596,387
Goldman Sachs Group
5.00% 5/3/18	CAD	4,809,000	5,110,649
5.375% 3/15/20	USD	2,062,000	2,148,142
6.25% 2/1/41		4,915,000	5,059,619
•#HBOS Capital Funding 144A 6.071% 6/29/49		3,085,000	2,899,900
JPMorgan Chase
3.45% 3/1/16		2,575,000	2,607,687
•5.04% 6/21/12		1,800,000	1,957,495
5.875% 6/13/16	AUD	3,660,000	4,097,959
6.00% 10/1/17	USD	2,770,000	3,093,918
JPMorgan Chase Capital XXV 6.80% 10/1/37		4,823,000	4,976,830
KeyBank 6.95% 2/1/28		4,700,000	5,064,471
KeyCorp 5.10% 3/24/21		4,310,000	4,422,918
Korea Development Bank 8.00% 1/23/14		3,030,000	3,482,600
Morgan Stanley 5.75% 1/25/21		4,150,000	4,324,715
•National City Bank 0.680% 6/7/17		2,030,000	1,918,305
PNC Bank 6.875% 4/1/18		5,051,000	5,926,641
PNC Funding
5.25% 11/15/15		115,000	124,815
5.625% 2/1/17		25,000	27,506
•#Rabobank 144A 11.00% 12/29/49		7,420,000	9,711,875
Santander Holdings USA 4.625% 4/19/16		1,900,000	1,963,261
Silicon Valley Bank
5.70% 6/1/12		2,320,000	2,439,547
6.05% 6/1/17		1,870,000	2,104,337
#Societe Generale 144A 5.20% 4/15/21		2,735,000	2,764,130
•SunTrust Bank 0.603% 8/24/15		3,630,000	3,458,061
SunTrust Banks 3.60% 4/15/16		2,750,000	2,788,591
•SunTrust Capital VIII 6.10% 12/15/36		4,875,000	4,792,754
*SVB Financial Group 5.375% 9/15/20		3,785,000	3,770,980

•USB Capital IX 3.50% 10/29/49		7,967,000	6,753,148
Wachovia
•0.648% 10/15/16		2,730,000	2,587,499
5.625% 10/15/16		1,640,000	1,814,719
Wachovia Bank 5.60% 3/15/16		2,435,000	2,681,227
•Wells Fargo Capital XIII 7.70% 12/29/49		7,306,000	7,601,893
Zions Bancorp
*5.50% 11/16/15		1,933,000	1,981,967
7.75% 9/23/14		1,940,000	2,155,274
			173,372,138
Basic Industry – 9.85%
Alcoa
*5.40% 4/15/21		1,655,000	1,683,650
6.75% 7/15/18		7,152,000	8,097,623
ArcelorMittal
*5.50% 3/1/21		4,425,000	4,494,455
9.85% 6/1/19		8,640,000	11,147,293
#Braskem Finance 144A 5.75% 4/15/21		2,740,000	2,746,850
Cliffs Natural Resources 5.90% 3/15/20		1,945,000	2,135,402
*Dow Chemical 8.55% 5/15/19		7,285,000	9,354,312
Georgia-Pacific
8.00% 1/15/24		3,490,000	4,083,300
#144A 5.40% 11/1/20		10,050,000	10,157,766
#144A 8.25% 5/1/16		450,000	513,000
Hexion US Finance 8.875% 2/1/18		1,685,000	1,836,650
International Paper
7.30% 11/15/39		1,000,000	1,145,570
*9.375% 5/15/19		8,190,000	10,691,152
Lubrizol
5.50% 10/1/14		2,105,000	2,363,216
8.875% 2/1/19		2,765,000	3,608,914
*Momentive Performance Materials 11.50% 12/1/16		1,450,000	1,580,500
*#POSCO 144A 5.25% 4/14/21		6,585,000	6,660,062
Reliance Steel & Aluminum 6.85% 11/15/36		2,077,000	2,083,169
Southern Copper 7.50% 7/27/35		1,625,000	1,715,316
Steel Dynamics 7.75% 4/15/16		832,000	894,400
Teck Resources 9.75% 5/15/14		3,180,000	3,872,782
Temple-Inland 6.875% 1/15/18		4,145,000	4,556,478
			95,421,860
Brokerage – 2.61%
•Bear Stearns 5.39% 12/7/12	AUD	710,000	770,151
E Trade Financial PIK 12.50% 11/30/17	USD	2,040,000	2,445,450
Jefferies Group
6.25% 1/15/36		2,620,000	2,470,749
6.45% 6/8/27		6,627,000	6,729,487
Lazard Group 6.85% 6/15/17		8,495,000	9,356,740
Nuveen Investments
10.50% 11/15/15		1,975,000	2,066,344
*#144A 10.50% 11/15/15		1,350,000	1,405,688
			25,244,609
Capital Goods – 2.66%
Allied Waste North America 6.875% 6/1/17		3,090,000	3,364,568
Ball
*7.125% 9/1/16		532,000	582,540
7.375% 9/1/19		798,000	868,823
Clean Harbors 7.625% 8/15/16		1,342,000	1,442,650
#Meccanica Holdings USA 144A 6.25% 7/15/19		8,295,000	9,006,660
Norcraft Holdings 9.75% 9/1/12		1,400,000	1,414,000
#Odebrecht Finance 144A 6.00% 4/5/23		3,439,000	3,447,598
*RSC Equipment Rental 10.25% 11/15/19		2,060,000	2,374,150
#Votorantim Cimentos 144A 7.25% 4/5/41		3,340,000	3,314,950
			25,815,939
Communications – 9.71%
#AT&T 144A 5.35% 9/1/40		4,075,000	3,831,784
Cablevision Systems 8.625% 9/15/17		600,000	675,000
#Charter Communications Operating 144A 10.875% 9/15/14		1,349,000	1,514,253
#Clearwire Communications 144A 12.00% 12/1/15		3,000,000	3,270,000
*Cricket Communications 7.75% 10/15/20		1,100,000	1,126,125
Crown Castle International 9.00% 1/15/15		719,000	801,685
#Crown Castle Towers 144A 4.883% 8/15/20		6,610,000	6,590,811
CSC Holdings
8.50% 4/15/14		612,000	687,735
8.50% 6/15/15		460,000	504,275
#Digicel Group 144A 10.50% 4/15/18		775,000	887,375
DISH DBS 7.875% 9/1/19		975,000	1,060,313
Entravision Communications 8.75% 8/1/17		625,000	673,438
Historic TW 6.875% 6/15/18		7,455,000	8,744,006
Intelsat Bermuda 11.25% 2/4/17		2,100,000	2,302,125

Intelsat Jackson Holdings 11.25% 6/15/16	513,000	547,628
#NBC Universal 144A 4.375% 4/1/21	2,000,000	1,955,876
*PAETEC Holding 9.50% 7/15/15	900,000	949,500
Qwest 8.375% 5/1/16	6,707,000	7,998,097
*Qwest Communications International 7.125% 4/1/18	2,000,000	2,190,000
Sprint Capital 6.875% 11/15/28	1,050,000	1,011,938
Telecom Italia Capital 6.999% 6/4/18	4,020,000	4,486,051
Telefonica Emisiones 6.421% 6/20/16	6,560,000	7,399,476
Telesat Canada 11.00% 11/1/15	665,000	743,138
#Telstra 144A 4.80% 10/12/21	3,000,000	3,046,227
Time Warner Cable 8.25% 4/1/19	5,481,000	6,810,055
Videotron 6.875% 1/15/14	1,201,000	1,223,519
Virgin Media Secured Finance
6.50% 1/15/18	2,695,000	2,964,500
#144A 5.25% 1/15/21	7,485,000	7,671,952
#Vivendi 144A 6.625% 4/4/18	7,347,000	8,325,502
#Wind Acquisition Finance 144A 11.75% 7/15/17	2,340,000	2,731,950
#XM Satellite Radio 144A 13.00% 8/1/13	1,160,000	1,383,300
		94,107,634
Consumer Cyclical – 4.18%
Brinker International 5.75% 6/1/14	3,000,000	3,176,736
Family Dollar Stores 5.00% 2/1/21	7,110,000	7,079,618
*Ford Motor 7.45% 7/16/31	2,300,000	2,634,321
Ford Motor Credit
5.00% 5/15/18	4,130,000	4,140,725
*7.50% 8/1/12	500,000	530,687
9.875% 8/10/11	1,349,000	1,377,151
*Goodyear Tire & Rubber 10.50% 5/15/16	27,000	30,713
*Harrah's Operating 10.00% 12/15/18	1,335,000	1,259,906
*Macy's Retail Holdings 8.375% 7/15/15	1,799,000	2,109,328
MGM MIRAGE
*10.375% 5/15/14	216,000	250,830
11.125% 11/15/17	279,000	325,733
*11.375% 3/1/18	2,310,000	2,644,950
13.00% 11/15/13	435,000	523,088
*OSI Restaurant Partners 10.00% 6/15/15	1,850,000	1,956,375
*Quiksilver 6.875% 4/15/15	2,000,000	1,982,500
Ryland Group 8.40% 5/15/17	378,000	422,415
*Sally Holdings 10.50% 11/15/16	621,000	679,219
Wyndham Worldwide
5.625% 3/1/21	1,025,000	1,028,747
*5.75% 2/1/18	2,460,000	2,581,977
7.375% 3/1/20	5,175,000	5,740,632
		40,475,651
Consumer Non-Cyclical – 4.99%
Bio-Rad Laboratories 4.875% 12/15/20	4,655,000	4,666,638
Celgene 3.95% 10/15/20	5,000,000	4,792,010
Delhaize Group
5.70% 10/1/40	6,185,000	5,933,833
6.50% 6/15/17	3,033,000	3,460,268
Express Scripts 3.125% 5/15/16	4,425,000	4,443,935
HCA
*9.25% 11/15/16	1,343,000	1,447,083
PIK 9.625% 11/15/16	340,000	365,925
#HCA Holdings 144A 7.75% 5/15/21	1,225,000	1,286,250
#inVentiv Health 144A 10.00% 8/15/18	2,400,000	2,562,000
#Mylan 144A 7.625% 7/15/17	2,895,000	3,184,500
#Pernod-Ricard 144A 5.75% 4/7/21	5,820,000	5,989,518
Quest Diagnostics 4.70% 4/1/21	3,175,000	3,228,953
*Safeway 3.95% 8/15/20	5,805,000	5,609,557
*Supervalu 7.50% 11/15/14	1,380,000	1,421,400
		48,391,870
Electric – 5.96%
Ameren Illinois 9.75% 11/15/18	7,156,000	9,371,289
#American Transmission Systems 144A 5.25% 1/15/22	4,835,000	5,088,649
CenterPoint Energy 5.95% 2/1/17	5,155,000	5,679,660
CMS Energy
4.25% 9/30/15	620,000	637,207
6.25% 2/1/20	790,000	843,169
6.55% 7/17/17	1,945,000	2,173,283
8.75% 6/15/19	2,955,000	3,613,596
#Enel Finance International 144A
6.00% 10/7/39	3,495,000	3,346,239
6.25% 9/15/17	2,965,000	3,334,617
#Oncor Electric Delivery 144A 5.25% 9/30/40	1,305,000	1,251,409
Pennsylvania Electric 5.20% 4/1/20	6,681,000	6,960,085
@#Power Receivables Finance 144A 6.29% 1/1/12	29,052	29,133
Public Service Oklahoma 5.15% 12/1/19	2,865,000	3,054,523

•Puget Sound Energy 6.974% 6/1/67	4,130,000	4,155,548
•Wisconsin Energy 6.25% 5/15/67	8,154,000	8,204,954
		57,743,361
Energy – 6.10%
Anadarko Petroleum 5.95% 9/15/16	2,380,000	2,661,516
Chesapeake Energy 7.25% 12/15/18	1,439,000	1,626,070
#CNOOC Finance 2011 144A 4.25% 1/26/21	6,000,000	5,867,724
#ENI 144A 4.15% 10/1/20	4,885,000	4,710,513
*#Hercules Offshore 144A 10.50% 10/15/17	825,000	870,375
*Noble Energy 8.25% 3/1/19	5,644,000	7,208,827
Noble Holding International 4.625% 3/1/21	5,400,000	5,490,590
*OPTI Canada 8.25% 12/15/14	1,000,000	537,500
Petrobras International Finance 5.375% 1/27/21	3,705,000	3,775,906
#Petrohawk Energy 144A 7.25% 8/15/18	1,440,000	1,537,200
Pride International 6.875% 8/15/20	5,650,000	6,543,847
Transocean 6.50% 11/15/20	5,005,000	5,628,363
Weatherford Bermuda 9.625% 3/1/19	4,420,000	5,740,541
*#Woodside Finance 144A 8.75% 3/1/19	5,400,000	6,931,229
		59,130,201
Finance Companies – 2.58%
#FTI Consulting 144A 6.75% 10/1/20	2,735,000	2,803,375
General Electric Capital
4.375% 9/16/20	500,000	494,098
5.30% 2/11/21	2,315,000	2,406,699
6.00% 8/7/19	8,489,000	9,467,951
•#ILFC E-Capital Trust I 144A 5.97% 12/21/65	2,400,000	2,015,256
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	3,065,000	2,651,225
#International Lease Finance 144A 8.75% 3/15/17	4,545,000	5,124,488
		24,963,092
Insurance – 5.44%
Allstate 7.45% 5/16/19	8,099,000	9,771,185
American International Group
5.45% 5/18/17	1,455,000	1,530,888
8.25% 8/15/18	5,090,000	6,058,780
•Chubb 6.375% 3/29/67	6,606,000	7,101,450
•Genworth Financial 6.15% 11/15/66	2,705,000	2,103,138
#Health Care Services 144A 4.70% 1/15/21	2,465,000	2,508,073
•ING Groep 5.775% 12/29/49	1,430,000	1,344,200
•#Liberty Mutual 144A 7.00% 3/15/37	2,775,000	2,736,600
MetLife 4.75% 2/8/21	970,000	990,846
#MetLife Capital Trust X 144A 9.25% 4/8/38	5,980,000	7,504,900
*Prudential Financial 4.50% 11/15/20	5,505,000	5,484,681
=@‡w#Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	3,100,000	0
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	3,370,000	3,563,775
•#ZFS Finance USA Trust IV 144A 5.875% 5/9/32	2,015,000	2,016,946
		52,715,462
Natural Gas – 8.08%
•Enbridge Energy Partners 8.05% 10/1/37	7,000,000	7,656,383
Energy Transfer Partners 9.70% 3/15/19	8,191,000	10,748,608
Enterprise Products Operating
•7.034% 1/15/68	8,800,000	9,296,390
9.75% 1/31/14	1,999,000	2,405,707
*Kinder Morgan Energy Partners 9.00% 2/1/19	5,105,000	6,571,993
NiSource Finance
5.45% 9/15/20	1,755,000	1,851,116
6.40% 3/15/18	2,855,000	3,229,145
6.80% 1/15/19	3,175,000	3,660,045
Plains All American Pipeline 8.75% 5/1/19	2,985,000	3,781,565
*Sempra Energy 6.15% 6/15/18	3,010,000	3,412,663
•TransCanada Pipelines 6.35% 5/15/67	7,652,000	7,803,846
Williams
7.25% 2/1/17	10,645,000	12,667,732
7.75% 6/15/31	2,265,000	2,756,290
8.75% 3/15/32	1,850,000	2,438,907
		78,280,390
Real Estate – 2.65%
Brandywine Operating Partnership 4.95% 4/15/18	2,850,000	2,881,310
Developers Diversified Realty
4.75% 4/15/18	2,050,000	2,030,843
7.50% 4/1/17	2,500,000	2,875,768
*7.875% 9/1/20	1,125,000	1,309,456
9.625% 3/15/16	1,415,000	1,740,444
Digital Realty Trust
5.25% 3/15/21	3,365,000	3,359,421
5.875% 2/1/20	1,680,000	1,779,602
Health Care REIT 5.25% 1/15/22	4,115,000	4,141,051

Regency Centers
4.80% 4/15/21		2,935,000	2,940,935
5.875% 6/15/17		2,325,000	2,582,743
			25,641,573
Technology – 1.68%
*First Data 11.25% 3/31/16		1,850,000	1,877,750
GXS Worldwide 9.75% 6/15/15		1,700,000	1,746,750
National Semiconductor 6.60% 6/15/17		6,644,000	7,805,272
#Seagate Technology International 144A 10.00% 5/1/14		4,083,000	4,817,940
			16,247,712
Transportation – 0.17%
#Brambles USA 144A 5.35% 4/1/20		1,635,000	1,660,965
			1,660,965
Total Corporate Bonds (cost $776,574,127)			819,212,457
Municipal Bonds – 3.10%
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45		5,365,000	5,872,153
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40		10,010,000	10,349,139
Metropolitan Transportation Authority, New York Taxable Build America Bonds
(Dedicated Tax Fund) Series C-1 6.687% 11/15/40		4,500,000	4,750,785
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series S3 6.907% 10/1/50		3,575,000	3,697,301
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bonds Series A-2
5.45% 11/15/32		5,560,000	5,378,577
Total Municipal Bonds (cost $29,273,764)			30,047,955

Regional Bonds – 0.29%Δ
Australia – 0.13%
New South Wales Treasury 6.00% 6/1/20	AUD	1,081,000	1,207,003
			1,207,003
Canada – 0.16%
Quebec Province 4.50% 12/1/19	CAD	1,395,000	1,547,800
			1,547,800
Total Regional Bonds (cost $2,386,130)			2,754,803

«Senior Secured Loans – 2.30%
Alliance HealthCare Services 5.50% 6/1/16	USD	1,185,000	1,190,427
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		1,705,000	1,706,424
Cengage Learning Acquisitions 7.50% 7/7/14		589,346	594,608
Chester Downs & Marina 12.375% 12/31/16		887,500	911,356
Delta Air Lines
4.25% 2/22/16		1,846,725	1,825,488
Tranche B 5.50% 3/29/17		1,950,000	1,930,744
Fifth Third Processing Solutions Tranche B 5.50% 11/3/16		1,745,625	1,762,400
Goodman Global Tranche B 5.75% 10/28/16		995,000	1,004,811
Graham Packaging Tranche C 6.75% 4/5/14		2,139,930	2,162,141
Grifols Tranche B 6.00% 6/4/16		2,125,000	2,147,313
JohnsonDiversey Tranche B 4.00% 11/24/15		1,069,269	1,074,615
MGM MIRAGE Tranche E 7.00% 2/21/14		1,095,000	1,085,791
Multiplan 4.75% 8/26/17		1,450,000	1,458,338
Nuveen Investments 2nd Lien 12.50% 7/9/15		1,335,000	1,430,119
Smurfit-Stone Container 6.75% 6/30/16		1,207,035	1,210,379
Univision Communications 4.461% 3/29/17		794,088	778,246
Total Senior Secured Loans (cost $21,934,924)			22,273,200

Sovereign Bonds – 3.87%Δ
Australia – 0.62%
Australian Government Bond 4.50% 4/15/20	AUD	2,473,000	2,539,436
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	1,853,000	3,463,434
			6,002,870
Brazil – 0.65%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/21	BRL	6,988,000	3,867,454
Brazilian Government International Bond
10.25% 1/10/28	BRL	1,275,000	870,497
12.50% 1/5/22	BRL	2,090,000	1,614,843
			6,352,794
Canada – 0.25%
Canadian Government Bond
3.75% 6/1/19	CAD	1,173,000	1,300,070
4.00% 6/1/41	CAD	993,000	1,108,873
			2,408,943
Chile – 0.12%
Chile Government International Bond 5.50% 8/5/20	CLP	544,000,000	1,171,434
			1,171,434
Croatia – 0.21%
*#Croatia Government International Bond 144A 6.375% 3/24/21	USD	2,041,000	2,079,789
			2,079,789
Germany – 0.05%
Deutschland Republic 2.25% 9/4/20	EUR	331,000	454,554
			454,554

Indonesia – 0.93%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	29,154,000,000	4,142,554
#Republic of Indonesia 144A 4.875% 5/5/21	USD	4,831,000	4,855,156
			8,997,710
Lithuania – 0.15%
#Lithuania Government International Bond 144A 6.125% 3/9/21		1,429,000	1,493,305
			1,493,305
Philippines – 0.25%
Philippine Government International Bond 4.95% 1/15/21	PHP	104,000,000	2,381,278
			2,381,278
Republic of Korea – 0.37%
@Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	3,447,496,600	3,553,680
			3,553,680
Russia – 0.27%
Russian-Eurobond 7.50% 3/31/30	USD	2,223,050	2,596,811
			2,596,811
Total Sovereign Bonds (cost $34,994,449)			37,493,168

		Number of
		Shares
Common Stock – 0.00%
*†Masco		251	3,368
*†United Continental Holdings		40	913
Total Common Stock (cost $1,783)			4,281

Convertible Preferred Stock – 0.19%
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49		1,345	1,877,956
Total Convertible Preferred Stock (cost $1,879,638)			1,877,956

Preferred Stock – 1.15%
Alabama Power 5.625%		118,065	2,877,834
Ally Financial
•∏8.50%		100,000	2,612,000
#144A 7.00%		2,500	2,325,625
•PNC Financial Services Group 8.25%		3,112,000	3,324,805
•Total Preferred Stock (cost $10,654,508)			11,140,264

		Principal
		Amount°
≠Short-Term Investments – 0.26%
Discount Notes – 0.26%
Federal Home Loan Bank
0.03% 5/3/11	USD	492,075	492,075
0.037% 5/23/11		629,856	629,853
0.04% 5/9/11		403,502	403,501
0.05% 5/16/11		492,075	492,073
0.06% 6/7/11		467,471	467,467
Total Short-Term Investments (cost $2,484,922)			2,484,969

Total Value of Securities Before Securities Lending Collateral – 98.04%
(cost $901,226,218)			949,943,662

		Number of
		Shares
Securities Lending Collateral** – 6.14%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		59,423,997	59,423,997
Delaware Investments Collateral Fund No.1		98,848	96,001
@†Mellon GSL Reinvestment Trust II		230,639	0
Total Securities Lending Collateral (cost $59,753,484)			59,519,998

Total Value of Securities – 104.18%
(cost $960,979,702)			1,009,463,660	©
Obligation to Return Securities Lending Collateral** – (6.17%)			(59,753,484)
Receivables and Other Assets Net of Liabilities*** – 1.99%			19,241,207
Net Assets Applicable to 162,203,707 Shares Outstanding – 100.00%			$968,951,383

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
PHP– Philippine Peso
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2011, the aggregate amount of Rule 144A securities was $200,826,004, which represented 20.73% of the Fund’s net assets. See Note 5 in "Notes."
*Fully or partially on loan.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2011.
@Illiquid security. At April 30, 2011, the aggregate amount of illiquid securities was $5,950,087, which represented 0.61% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund's fair valuation policy. At April 30, 2011, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally:(i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2011.
†Non income producing security.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit its liquidity. At April 30, 2011, the aggregate amount of restricted securities was $2,612,000, which represented 0.27% of the Fund’s net assets. See Note 5 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes”.
©Includes $64,002,999 of securities loaned.
***Includes $740,000 cash pledged as collateral for futures contracts.

Summary of Abbreviations:
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CPI-U – Consumer Price Index-Urban
CITI – Citigroup Global Markets
GSC – Goldman Sachs
HSBC – Hong Kong Shanghai Bank
HY – High Yield
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
yr – Year

The following foreign currency exchange contracts, futures contracts, options contracts and swap contracts were outstanding at April 30, 20111:

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(166,683)	USD	237,102	5/6/11	$(9,782)
BAML	MXN	17,398,794	USD	(1,465,791)	5/6/11	44,820
BAML	NOK	(12,088,142)	USD	2,195,569	5/6/11	(107,738)
GSC	CAD	3,808,575	USD	(3,933,544)	5/6/11	91,349
GSC	NOK	3,822,099	USD	(694,788)	5/6/11	33,485
HSBC	AUD	1,331,430	USD	(1,373,210)	5/6/11	85,568
HSBC	EUR	(6,605,931)	USD	9,397,531	5/6/11	(386,888)
HSBC	NOK	19,662,240	USD	(3,573,036)	5/6/11	173,458
JPMC	EUR	(1,180,000)	USD	1,677,134	5/6/11	(70,631)
MSC	EUR	(267,298)	USD	380,283	5/6/11	(15,628)
MSC	MXN	5,861,136	USD	(493,279)	5/6/11	15,602
						$(146,385)

Futures Contracts

					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy (Sell)		Cost (Proceeds)	Value	Expiration Date	(Depreciation)
(513)	U.S. Treasury 10 yr Note	$(60,936,915)	$(62,145,141)	6/21/11	$(1,208,226)
478	U.S. Treasury Long Bond	57,334,444	58,495,250	5/20/11	1,160,806
		$(3,602,471)			$(47,420)

Options Contracts
Interest Rate Swaptions
					Unrealized
		Notional	Exercise	Expiration	Appreciation
Counterparty	Description	Amount	Rate	Date	(Depreciation)
BAML	Put – 30 yr interest rate swap	$20,000,000	4,813%	1/9/14	$(253,872)
CITI	Put – 10 yr interest rate swap	10,000,000	5.230%	1/9/14	(79,465)
		$30,000,000			$(333,337)

Swap Contracts
CDS Contracts
					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	Kingdom of Spain 5 yr CDS	$3,800,000	1.00%	6/20/16	$6,343
BCLY	ITRAXX Europe Subordinate
	Financials 15.1 5 yr CDS	14,905,000	1.00%	6/20/16	(245,661)
BCLY	Kingdom of Spain 5 yr CDS	2,486,000	1.00%	3/20/16	(114,798)
BCLY	Republic of Ireland 5 yr CDS	1,720,000	1.00%	12/20/15	142,400
BCLY	United States of America
	5 yr CDS	2,911,000	0.25%	3/20/16	(14,515)
CITI	CDX.NA.HY.16	6,920,000	5.00%	6/20/16	(96,897)
CITI	Sara Lee 5 yr CDS	2,100,000	1.00%	3/20/16	(97,098)
JPMC	ITRAXX Europe Subordinate
	Financials 15.1 5 yr CDS	2,400,000	1.00%	6/20/16	38,887
JPMC	Portuguese Republic 5 yr CDS	2,042,000	1.00%	6/22/15	327,389
		$39,284,000			$(53,950)
Protection Sold / Moody’s Rating:
CITI	MetLife 5 yr CDS / A	$2,335,000	5.00%	9/20/14	$179,893
JPMC	MetLife 5 yr CDS / A	2,645,000	1.00%	12/20/14	119,005
JPMC	Tyson Foods 5 yr CDS / Ba	2,500,000	1.00%	3/20/16	42,223
		$7,480,000			$341,121
Total					$287,171

Inflation Swap Contract
			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$28,000,000	2/28/16	5 yr zero coupon CPI swap agreement with Barclays to receive the notional amount multiplied by the non-revised CPI-U and to pay the notional amount multiplied by the fixed rate of 2.555%.	$303,495

The use of foreign currency exchange contracts, futures contracts, options contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Corporate Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007–July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gains on investments, if any, twice per year. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$961,902,036
Aggregate unrealized appreciation	$53,845,778
Aggregate unrealized depreciation	(6,284,154)
Net unrealized appreciation	$47,561,624

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$2,365,998	$-	$2,365,998
Corporate Debt	-	863,652,224	-	863,652,224
Foreign Debt	-	32,826,836	7,421,135	40,247,971
Municipal Bonds	-	30,047,955	-	30,047,955
Common stock	4,281	-	-	4,281
Preferred Stock	2,612,000	8,528,264	-	11,140,264
Short-Term Investments	-	2,484,969	-	2,484,969
Securities Lending Collateral	-	59,519,998	-	59,519,998
Total	$2,616,281	$999,426,244	$7,421,135	$1,009,463,660

Foreign Currency
Exchange Contracts	$-	$(146,385)	$-	$(146,385)
Futures Contracts	$(47,420)	$-	$-	$(47,420)
Options Contracts	$-	$-	$(333,337)	$(333,337)
Swap Contracts	$-	$590,666	$-	$590,666

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Corporate	Foreign	Lending
	Debt	Debt	Collateral	Total
Balance as of 7/31/10	$1,163,928	$-	$10,325	$1,174,253
Purchases	-	6,789,454	-	6,789,454
Sales	(1,226,005)	-	(12,293)	(1,238,298)
Transfer into Level 3	3,106,005	-	-	3,106,005
Net realized gain	94,095	-	-	94,095
Net change in unrealized
appreciation/depreciation	(3,138,023)	631,681	1,968	(2,504,374)
Balance as of 4/30/11	$-	$7,421,135	$-	$7,421,135

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/11	$(3,106,005)	$631,681	$(9,803)	$(2,484,127)

	Options
	Contracts
Balance as of 7/31/10	$-
Purchases	2,456,000
Net unrealized depreciation	(333,337)
Balance as of 4/30/11	$2,122,663

Net change in unrealized
appreciation/depreciation
from investments still held
as of 4/30/11	$(333,337)

During the period ended April 30, 2011, the Fund had transfers out of Level 2 investments into Level 3 investments in the amount of $3,106,005, which was due to the Fund’s pricing vendor dropping coverage of a security. During the period ended April 30, 2011, there were no transfers between Level 1 and Level 2 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended April 30, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the period ended April 30, 2011 were as follows:

Number of
	Contracts	Premiums
Options outstanding at July 31, 2010	—	$—
Options written	30,000,000	2,456,000
Options expired	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options outstanding at April 30, 2011	30,000,000	$2,456,000

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2011, the net unrealized appreciation of credit default swaps was $287,171. The Fund had posted $140,000 in cash as collateral for open CDS contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $31,804,000 less the value of the contracts' related reference obligations. The Fund received $3,935,000 in securities collateral and $510,000 in cash collateral for open CDS contracts.

As disclosed in the footnotes to the schedule of investments, at April 30, 2011, the notional value of the protection sold was $7,480,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2011, the net unrealized appreciation of the protection sold was $341,121.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of		Statement of
	Net Assets		Net Assets
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Forward currency exchange contracts)	Liabilities net of receivables and other assets	$124,834	Liabilities net of receivables and other assets	$(271,219)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	(47,420)
Interest rate contracts (Options contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	(333,337)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	604,768	Liabilities net of receivables and other assets	(14,102)
Total		$729,602		$(666,078)

The effect of derivative instruments on the statement of operations for the period ended April 30, 2011 was as follows:

			Change in
			Unrealized
			Appreciation or
		Realized Gain or	Depreciation on
		Loss on Derivatives	Derivatives
	Location of Gain or Loss on	Recognized in	Recognized in
	Derivatives Recognized in Income	Income	Income
Forward currency exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(34,516)	$(217,070)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(5,586,680)	(1,457,989)
Interest rate contracts (Options contracts )	Net realized gain on options written and net change in unrealized appreciation/depreciation of investments and foreign currencies	-	(333,337)
Credit and inflation contracts (Swap contracts)	Net realized loss on swap contract and net change in unrealized appreciation/depreciation of investments and foreign currencies	(158,657)	1,174,520
Total		$(5,779,853)	$(833,876)

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the period ended April 30. 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2011, the value of securities on loan was $64,002,999, for which the Fund received collateral, comprised of non-cash collateral valued at $6,734,440, and cash collateral of $59,753,484. At April 30, 2011, the value of invested collateral was $59,519,998. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor's (S&P) and Ba or lower by Moody's Investor Services (Moody's), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Diversified Floating Rate Fund

April 30, 2011

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.37%
•Fannie Mae REMICs
Series 2003-121 FC 0.613% 2/25/28	USD	29,475	$29,481
Series 2004-36 FA 0.613% 5/25/34		107,778	108,177
Series 2005-66 FD 0.513% 7/25/35		127,473	127,473
Series 2005-106 QF 0.723% 12/25/35		719,141	723,879
Series 2006-105 FB 0.633% 11/25/36		276,828	277,743
Series 2007-109 NF 0.763% 12/25/37		59,607	60,054
•Freddie Mac REMICs
Series 2535 FK 0.598% 10/15/31		6,400	6,400
Series 3067 FA 0.548% 11/15/35		292,446	292,717
Series 3239 EF 0.548% 11/15/36		297,921	298,168
Series 3241 FM 0.578% 11/15/36		45,819	45,895
Series 3780 LF 0.598% 3/15/29		62,256	62,047
Total Agency Collateralized Mortgage Obligations (cost $2,016,953)			2,032,034

Agency Mortgage-Backed Security – 0.05%
•Freddie Mac ARM 4.824% 2/1/35		44,377	46,565
Total Agency Mortgage-Backed Security (cost $46,873)			46,565

Commercial Mortgage-Backed Securities – 0.82%
•#American Tower Trust Series 2007-1A AFL 144A 0.41% 4/15/37		625,000	603,647
•#Goldman Sachs Mortgage Securities II Series 2010-C1 C 144A 5.635% 8/10/43		100,000	104,201
Total Commercial Mortgage-Backed Securities (cost $706,793)			707,848

Convertible Bonds – 0.16%
Alaska Communications Systems Group 5.75% exercise price $12.90, expiration date 3/1/13		6,000	6,308
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27		3,000	2,801
#Rayonier TRS Holdings 144A 4.50% exercise price $50.24, expiration date 8/15/15		10,000	14,150
SanDisk 1.50% exercise price $52.37, expiration date 8/15/17		14,000	16,293
•U.S. Bancorp 0.00% exercise price $37.86, expiration date 9/20/36		100,000	99,135
Total Convertible Bonds (cost $134,486)			138,687

Corporate Bonds – 54.35%
Banking – 16.55%
•Abbey National Treasury Services 1.854% 4/25/14		785,000	789,481
American Express Bank 5.55% 10/17/12		250,000	265,278
•#Australia & New Zealand Banking Group 144A 1.03% 1/10/14		350,000	351,409
•Bank of America 0.59% 6/15/16		860,000	813,533
•Barclays Bank 1.323% 1/13/14		595,000	600,878
•Branch Banking & Trust
0.613% 5/23/17		750,000	704,318
0.63% 9/13/16		525,000	506,957
Citigroup 5.125% 5/5/14		535,000	577,443
City National 5.25% 9/15/20		50,000	51,051
•#CoBank 144A 0.91% 6/15/22		75,000	63,438
•Credit Suisse New York 1.241% 1/14/14		500,000	505,617
•Fifth Third Bank 0.424% 5/17/13		700,000	690,255
•Fifth Third Capital Trust IV 6.50% 4/15/37		50,000	49,375
•Goldman Sachs Group 0.759% 3/22/16		760,000	733,026
•JPMorgan Chase Bank
0.64% 6/13/16		750,000	721,397
5.04% 6/21/12	AUD	100,000	108,750
•Morgan Stanley 1.874% 1/24/14	USD	735,000	745,840
•#National Australia Bank 144A 1.01% 4/11/14		690,000	702,101
•National City Bank 0.68% 6/7/17		250,000	236,245
•PNC Funding 0.473% 1/31/14		935,000	930,630
•#Rabobank 144A 11.00% 12/29/49		565,000	739,516
Silicon Valley Bank 6.05% 6/1/17		250,000	281,329
•SunTrust Bank 0.603% 8/24/15		985,000	938,343
•#Swedbank 144A 0.731% 1/14/13		100,000	99,968
•U.S. Bank 0.561% 10/14/14		420,000	415,798

•UBS 1.273% 1/28/14	300,000	303,097
•USB Capital IX 3.50% 4/15/49	460,000	389,914
•Wachovia 0.648% 10/15/16	695,000	658,722
•Wells Fargo Bank 0.524% 5/16/16	250,000	238,914
		14,212,623
Basic Industry – 3.52%
ArcelorMittal
5.50% 3/1/21	315,000	319,944
9.85% 6/1/19	125,000	161,275
Dow Chemical
•2.562% 8/8/11	250,000	251,427
4.25% 11/15/20	255,000	250,681
•duPont (E.I.) deNemours 0.728% 3/25/14	930,000	934,316
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	275,000	303,544
Georgia-Pacific
8.00% 1/15/24	265,000	310,050
#144A 5.40% 11/1/20	270,000	272,895
Temple-Inland 6.875% 1/15/18	200,000	219,854
		3,023,986
Brokerage – 0.32%
Lazard Group 6.85% 6/15/17	250,000	275,360
		275,360
Capital Goods – 0.46%
•#Cemex SAB 144A 5.301% 9/30/15	400,000	398,600
		398,600
Communications – 6.99%
Comcast 6.30% 11/15/17	50,000	57,574
#Crown Castle Towers 144A 4.883% 8/15/20	350,000	348,984
#NBC Universal Media 144A
4.375% 4/1/21	230,000	224,926
5.15% 4/30/20	200,000	209,297
•Qwest 3.56% 6/15/13	975,000	1,016,438
Telecom Italia Capital
•0.89% 7/18/11	1,060,000	1,060,537
6.999% 6/4/18	55,000	61,376
•Telefonica Emisiones 0.641% 2/4/13	505,000	501,239
Time Warner Cable 8.25% 4/1/19	125,000	155,311
•Verizon Communications 0.919% 3/28/14	1,295,000	1,308,852
Virgin Media Secured Finance
6.50% 1/15/18	350,000	385,000
#144A 5.25% 1/15/21	200,000	204,995
#Vivendi 144A 6.625% 4/4/18	245,000	277,630
•Vodafone Group 0.591% 2/27/12	190,000	190,375
		6,002,534
Consumer Non-Cyclical – 8.84%
•Anheuser-Busch InBev Worldwide
0.824% 1/27/14	825,000	829,971
1.039% 3/26/13	100,000	100,964
•Archer-Daniels-Midland 0.472% 8/13/12	500,000	501,022
•Coca-Cola Enterprises 0.614% 2/18/14	750,000	750,635
Delhaize Group 6.50% 6/15/17	40,000	45,635
Hospira 6.40% 5/15/15	50,000	56,581
•Johnson Controls 0.721% 2/4/14	825,000	826,573
Kraft Foods 5.375% 2/10/20	255,000	276,476
Life Technologies 6.00% 3/1/20	220,000	241,365
#Pernod-Ricard 144A 5.75% 4/7/21	500,000	514,564
•Quest Diagnostics 1.159% 3/24/14	1,115,000	1,121,405
Safeway 3.95% 8/15/20	425,000	410,691
•Select Medical Holdings 6.211% 9/15/15	50,000	49,125
•Teva Pharmaceutical Finance III 0.809% 3/21/14	1,150,000	1,157,607
•Universal Hospital Services 3.834% 6/1/15	35,000	34,169
•Western Union 0.89% 3/7/13	475,000	477,014
•#Wrigley Jr. (W.M.) 144A 1.684% 6/28/11	200,000	200,085
		7,593,882
Electric – 3.25%
CMS Energy
•1.228% 1/15/13	600,000	600,000
6.55% 7/17/17	30,000	33,521
8.75% 6/15/19	50,000	61,144

•Columbus Southern Power 0.709% 3/16/12	815,000	817,006
#Enel Finance International 144A 6.25% 9/15/17	115,000	129,336
•FPL Group Capital 0.712% 11/9/12	500,000	501,508
•Georgia Power
0.548% 1/15/13	250,000	250,575
0.63% 3/15/13	342,000	343,006
•Wisconsin Energy 6.25% 5/15/67	55,000	55,344
		2,791,440
Energy – 3.63%
Anadarko Petroleum 5.95% 9/15/16	160,000	178,925
•BP Capital Markets 0.91% 3/11/14	500,000	503,550
•EOG Resources 1.061% 2/3/14	285,000	287,792
Noble Holding International 3.05% 3/1/16	615,000	616,906
Petrobras International Finance 5.375% 1/27/21	355,000	361,794
•Total Capital Canada 0.656% 1/17/14	470,000	472,683
Transocean 6.50% 11/15/20	175,000	196,796
Weatherford International
4.95% 10/15/13	30,000	32,103
5.125% 9/15/20	315,000	322,511
#Woodside Finance 144A 8.125% 3/1/14	125,000	144,613
		3,117,673
Finance Companies – 3.09%
•#American Honda Finance 144A 0.681% 11/7/12	250,000	249,552
•Caterpillar Financial Services 0.471% 2/22/13	250,000	250,455
#CDP Financial 144A 4.40% 11/25/19	250,000	256,780
General Electric Capital
•0.512% 5/11/16	600,000	577,859
5.30% 2/11/21	250,000	259,903
•John Deere Capital 0.53% 3/3/14	750,000	752,977
•#MassMutual Global Funding II 144A 0.809% 9/27/13	300,000	301,793
		2,649,319
Insurance – 3.43%
American International Group 5.45% 5/18/17	40,000	42,086
•Berkshire Hathaway Finance 0.62% 1/10/14	820,000	823,070
•Chubb 6.375% 3/29/67	260,000	279,500
#Health Care Services 144A 4.70% 1/15/21	160,000	162,796
•#MetLife Institutional Funding II 144A 1.201% 4/4/14	750,000	752,606
•#Metropolitan Life Global Funding I 144A 1.04% 1/10/14	400,000	402,462
•#New York Life Global Funding 144A 0.563% 4/4/14	485,000	485,585
		2,948,105
Natural Gas – 2.91%
Buckeye Partners 4.875% 2/1/21	215,000	219,157
•Enbridge Energy Partners 8.05% 10/1/37	511,000	558,915
Energy Transfer Partners 8.50% 4/15/14	180,000	211,353
•Enterprise Products Operating 7.034% 1/15/68	100,000	105,641
Kinder Morgan Energy Partners 6.00% 2/1/17	160,000	180,855
Plains All American Pipeline
5.00% 2/1/21	120,000	123,391
8.75% 5/1/19	45,000	57,009
•Sempra Energy 1.069% 3/15/14	900,000	904,365
•TransCanada PipeLines 6.35% 5/15/67	135,000	137,679
		2,498,365
Real Estate – 0.36%
Digital Realty Trust 5.25% 3/15/21	310,000	309,486
		309,486
Technology – 0.60%
National Semiconductor 6.60% 6/15/17	310,000	364,183
#Seagate Technology International 144A 10.00% 5/1/14	126,000	148,680
		512,863
Transportation – 0.40%
#ERAC USA Finance 144A 2.25% 1/10/14	340,000	342,077
		342,077
Total Corporate Bonds (cost $46,124,047)		46,676,313

Municipal Bonds – 1.04%
•Kentucky Higher Education Student Loan Revenue Series A-1 0.804% 5/1/20	70,000	69,686
•Missouri Higher Education Authority Student Loan Revenue Series A-1 1.163% 8/27/29	68,058	67,451
•New Jersey Economic Development Authority Revenue (Build America Bonds) 1.311% 6/15/13	75,000	74,755

•New Mexico Educational Assistance Foundation Series A-3 1.51% 12/1/38	120,000	116,470
•North Texas Higher Education Authority Student Loan Revenue
Series A-1 1.466% 4/1/40	400,000	400,468
Series A-2 1.205% 7/1/30	75,000	72,180
•Oklahoma State Student Loan Authority Revenue Series A-2A 1.511% 9/1/37	95,000	92,275
Total Municipal Bonds (cost $903,058)		893,285

Non-Agency Asset-Backed Securities – 3.12%
•American Express Issuance Trust Series 2007-2 A 0.47% 7/15/13	200,000	200,263
•Bank of America Credit Card Trust
Series 2007-A6 A6 0.28% 9/15/16	250,000	248,612
Series 2008-A5 A5 1.42% 12/16/13	20,000	20,044
•Capital One Multi-Asset Execution Trust
Series 2004-A4 A4 0.44% 3/15/17	250,000	249,312
Series 2005-A1 A1 0.29% 1/15/15	200,000	199,777
Series 2007-A4 A4 0.25% 3/16/15	350,000	349,288
•Citibank Credit Card Issuance Trust Series 2009-A1 A1 1.97% 3/17/14	100,000	101,397
•#Citibank Omni Master Trust Series 2009-A14A A14 144A 2.97% 8/15/18	250,000	264,843
CNH Equipment Trust Series 2010-A A4 2.49% 1/15/16	10,000	10,246
•Discover Card Master Trust Series 2010-A1 A1 0.87% 9/15/15	350,000	352,556
•Discover Card Master Trust I Series 2005-4 A2 0.31% 6/16/15	200,000	199,454
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.30% 10/15/14	100,000	99,926
•#Nissan Master Owner Trust Receivables Series 2010-AA A 144A 1.37% 1/15/15	375,000	379,220
Total Non-Agency Asset-Backed Securities (cost $2,670,984)		2,674,938

Regional Bond – 0.41%Δ
Canada – 0.41%
•Province of Ontario 0.471% 5/7/13	350,000	350,352
Total Regional Bond (cost $350,406)		350,352

«Senior Secured Loans – 35.13%
Acosta 4.75% 1/27/18	500,000	503,490
Advantage Sales & Marketing 5.25% 11/29/17	194,513	195,703
Affinion Group Tranche B 5.00% 10/7/16	389,085	390,301
AGFS Funding 7.25% 4/21/15	10,000	10,024
AIG
Tranche 1 6.75% 3/17/15	14,423	14,506
Tranche 2 7.00% 3/17/16	10,577	10,677
Alliance HealthCare Services 5.50% 6/1/16	29,774	29,910
Allied Security Holdings
Tranche 2L 5.00% 1/21/18	150,000	152,625
Tranche B 1L 5.00% 1/21/17	95,000	95,752
Ameristar Casinos Tranche B 4.00% 3/29/18	220,000	222,324
Anchor Glass 6.00% 2/3/16	16,406	16,556
Aspect Software Tranche B 6.25% 5/7/16	24,750	25,028
ATI Holdings 7.50% 3/12/16	24,558	24,814
Attachmate 6.50% 11/21/16	625,000	626,566
Autotrader.com Tranche B 4.75% 11/16/16	109,725	110,788
AZ Chem US 4.75% 11/19/16	138,475	139,638
Bank of Montreal 0.743% 4/29/14	625,000	627,032
BNY ConvergEx Group
5.25% 11/29/16	139,650	141,134
8.75% 11/29/17	445,000	459,278
Bresnan Broadband Holdings 4.50% 12/6/17	274,313	276,918
Brickman Group Holdings Tranche B 7.25% 10/14/16	164,588	168,291
Brock Holdings III
10.00% 2/15/18	345,000	356,213
Tranche B 6.00% 2/15/17	110,000	111,513
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17	1,321,688	1,322,790
Butler Schein Animal Health Tranche B 5.50% 12/31/15	34,574	34,834
BWAY Holding Tranche B 4.503% 2/9/18	45,579	45,907
Calpine Tranche B 4.50% 3/1/18	318,000	321,210
Cengage Learning Acquisitions
2.46% 7/3/14	149,612	144,282
7.50% 7/7/14	74,110	74,772
Charter Communications Operating Tranche B
2.22% 3/6/14	140,601	140,675
8.50% 3/6/14	259,783	264,492
Chester Downs & Marina 12.375% 12/31/16	45,663	46,891
Citadel Broadcasting Tranche B 4.25% 11/29/16	247,500	248,119
CityCenter Holdings 7.50% 1/10/15	470,000	475,372
Clear Channel Communication Tranche B 3.861% 1/29/16	618,991	552,066

CommScope 5.00% 1/3/18	545,000	550,499
Community Health Systems 3.81% 1/25/17	512,425	504,652
Consolidated Container 5.50% 9/28/14	790,000	717,715
DaVita Tranche B 4.50% 10/20/16	249,375	251,887
Del Monte Foods Tranche B 4.50% 11/26/17	600,000	603,222
Delta Air Lines
4.25% 2/22/16	195,000	192,758
Tranche B 5.50% 3/29/17	1,000,000	990,125
DineEquity Tranche B 4.25% 10/31/17	202,790	205,484
Dunkin Brands Tranche B 4.25% 11/23/17	498,750	502,999
Fifth Third Processing Solutions
8.25% 11/3/17	426,455	436,272
Tranche B 5.50% 11/3/16	114,713	115,815
First Data Tranche B2 2.963% 9/24/14	748,902	712,861
Ford Motor Tranche B 2.97% 12/15/13	117,239	117,512
GenOn Energy Tranche B 6.00% 6/20/17	189,050	191,479
Getty Images 5.25% 11/4/16	124,375	125,949
Goodman Global Tranche B 5.75% 10/28/16	253,974	256,479
Graham Packaging
Tranche C 6.75% 4/5/14	163,040	164,732
Tranche D 6.00% 9/23/16	49,750	50,272
Gray Television Tranche B 3.71% 12/31/14	674,890	672,548
Grifols Tranche B 6.00% 6/4/16	165,000	166,733
Harrahs Operating Tranche B1 3.274% 1/28/15	570,000	535,033
HCA Tranche B2 3.557% 3/31/17	390,000	391,067
HGI Holdings 6.75% 7/27/17	177,579	179,687
Houghton International Tranche B 6.75% 1/11/16	333,564	337,039
IASIS Healthcare Tranche B 5.00% 4/18/18	1,000,000	995,000
ICL Industrial Contrainers Tranche C 4.503% 2/9/18	4,047	4,076
InfoGROUP Tranche B 6.25% 3/30/16	24,813	25,040
Intelsat Jackson Holdings Tranche B 5.25% 4/3/18	475,000	480,232
Isle of Capri Casinos 4.75% 3/1/17	650,000	656,604
Jo-Ann Stores Tranche B 4.75% 12/23/17	150,000	150,062
JohnsonDiversey Tranche B 4.00% 11/24/15	30,015	30,165
Knology Tranche B 4.00% 8/8/17	234,413	235,853
Level 3 Financing Tranche B 11.15% 3/13/14	50,000	53,675
Live Nation Entertainment Tranche B 4.50% 11/6/16	49,500	49,861
MedAssets Tranche B 5.25% 11/15/16	172,463	174,210
Mediacom Illinois 5.50% 3/31/17	274,304	275,298
MGM MIRAGE Tranche E 7.00% 2/21/14	224,699	222,809
Moneygram International Tranche B 4.50% 9/8/17	500,000	505,418
Multiplan 4.75% 8/26/17	120,000	120,690
NBTY Tranche B 4.25% 10/1/17	548,625	553,428
Nortek 5.25% 4/12/17	500,000	504,375
Nuveen Investment
5.807% 5/13/17	260,826	262,049
2nd Lien 12.50% 7/9/15	635,000	680,244
Tranche B 3.273% 11/13/14	69,174	67,267
OSI Restaurant
2.50% 6/13/14	318,121	312,716
2.56% 6/14/13	30,869	30,344
Pierre Foods 7.00% 9/29/16	99,500	100,791
Pinnacle Foods Finance Tranche D 6.00% 4/2/14	24,974	25,374
PQ 6.72% 7/30/15	495,000	490,493
Prime Healthcare Services Tranche B 7.25% 4/28/15	24,750	24,379
Radnet Management Tranche B 5.751% 4/2/16	124,373	124,801
Remy International Tranche B 6.25% 12/16/16	194,513	197,430
Revlon Consumer Products 6.00% 3/11/15	49,500	49,881
Reynolds & Reynolds 3.75% 3/9/18	1,000,000	1,008,329
Rockwood Holdings Tranche B 3.75% 1/25/18	225,000	227,750
Roundy's Supermarkets 10.00% 4/16/16	20,000	20,313
Sinclair Television Group Tranche B 4.00% 10/29/16	202,884	203,432
Smurfit-Stone Container 6.75% 6/30/16	24,335	24,403
STP Products Manufacturing Tranche B 6.00% 11/5/16	24,938	25,067
Supervalu 4.50% 4/6/18	500,000	497,500
TASC Tranche B 5.75% 12/19/14	14,788	14,830
Toys R US Delaware Tranche B 6.00% 9/1/16	199,374	201,368
Transdigm Group 1st Lien 4.00% 2/3/17	173,565	175,458
TWCC Holding Tranche B 4.25% 1/24/17	329,175	333,107
Univision Communications 4.461% 3/29/17	823,840	807,404

US Telepacific 5.75% 2/10/17		207,775	208,814
Visant 5.25% 12/31/16		623,438	627,593
Walter Industries Tranche B 4.00% 2/3/18		1,000,000	1,009,789
Wendy's/Arby's Restaurants 5.00% 5/19/17		28,286	28,593
Total Senior Secured Loans (cost $29,931,366)			30,169,625

Supranational Bank – 0.12%
•African Development Bank 0.641% 8/4/14		100,000	100,840
Total Supranational Bank (cost $100,609)			100,840

		Number of
		Shares
Convertible Preferred Stock – 0.01%
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		6	6,264
Total Convertible Preferred Stock (cost $5,783)			6,264

		Principal
		Amount°
≠Short-Term Investments – 4.50%
Discount Notes – 4.50%
Federal Home Loan Bank
0.001% 5/2/11	USD	2,554,888	2,554,888
0.03% 5/3/11		271,156	271,156
0.037% 5/23/11		347,079	347,077
0.04% 5/9/11		430,114	430,113
0.06% 6/7/11		257,598	257,595
Total Short-Term Investments (cost $3,860,811)			3,860,829

Total Value of Securities – 102.08%
(cost $86,852,169)			87,657,580
Other Liabilities Net of Receivables and Other Assets – (2.08%)			(1,782,050)
Net Assets Applicable to 9,921,395 Shares Outstanding – 100.00%			$85,875,530

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
EUR – European Monetary Unit
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2011 the aggregate amount of Rule 144A securities was $9,350,749, which represented 10.89% of the Fund's net assets. See Note 4 in "Notes."
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2011.
≠The rate shown is the effective yield at time of purchase.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
HSBC – Hong Kong Shanghai Bank
MSC – Morgan Stanley Capital
REMIC – Real Estate Mortgage Investment Conduit
yr – Year

The following foreign currency contracts and swap contracts were outstanding at April 30, 20111:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	(Depreciation)
HSBC	AUD	(58,513)	USD	60,349	5/6/11	$(3,761)
MSC	EUR	(34,588)	USD	49,208	5/6/11	(2,022)
						$(5,783)

Swap Contracts
Interest Rate Swap Contracts

		Fixed Interest		Floating Interest		Unrealized
Counterparty &	Notional	Rate Received		Rate Received	Termination	Appreciation
Referenced Obligation	Value	(Paid)		(Paid)	Date	(Depreciation)
Morgan Stanley
3 yr Interest Rate Swap	$1,000,000	(1.55%	)	0.252%	2/9/14	$(9,939)
5 yr Interest Rate Swap	4,000,000	(2.505%	)	0.252%	2/9/16	(79,509)
7 yr Interest Rate Swap	2,100,000	(3.18%	)	0.252%	2/9/18	(59,034)
10 yr Interest Rate Swap	3,100,000	(3.765%	)	0.252%	2/9/21	(114,661)
Total	$10,200,000					$(263.143)

The use of foreign currency contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group@ Income Funds – Delaware Diversified Floating Rate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions for the open tax year ended July 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$86,854,044
Aggregate unrealized appreciation	$853,095
Aggregate unrealized depreciation	(49,559)
Net unrealized appreciation	$803,536

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $67,830 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $67,830 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

Level 2
Agency, Asset-Backed &
Mortgage-Backed Securities	$5,461,385
Corporate Debt	76,990,889
Foreign Debt	451,192
Municipal Bonds	893,285
Short-Term Investments	3,860,829
Total	$87,657,580

Foreign Currency Exchange Contracts	$(5,783)
Swap Contracts	$(263,143)

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended April 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default. During the period ended April 30, 2011, the Fund did not enter into CDS contracts as a purchaser of protection or seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2011 were as follows:

	Asset Derivatives		Liability Derivatives

	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Foreign currency exchange contracts (Forward currency exchange contracts)	Liabilities net of receivables and other assets	$-	Liabilities net of receivables and other assets	$(5,783)
Interest rate contracts (Swap contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	(263,143)
Total		$-		$(268,926)

The effect of derivative instruments on the statement of operations for the period ended April 30, 2011 was as follows:

		Realized Gain
		or Loss on	Change in Unrealized
	Location of Gain or	Derivatives	Appreciation or Depreciation on
	Loss on Derivatives	Recognized in	Derivatives Recognized
	Recognized in Income	Income	in Income
Foreign currency exchange contracts (Forward currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$(13,834)	$ (5,977)
Interest rate contracts (Swap contracts)	Net realized gain on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	97,257	(275,819)
Total		$83,423	$(281,796)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreement collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of April 30, 2011.

5. Credit and Market Risk
The Fund may a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of April 30, 2011, no securities have been determined be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Extended Duration Bond Fund

April 30, 2011

		Principal	Value
		Amount°	(U.S. $)
Commercial Mortgage-Backed Securities – 0.16%
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	USD	610,000	$617,678
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		110,000	68,940
Series 2005-CIP1 A2 4.96% 7/12/38		35,867	36,247
Total Commercial Mortgage-Backed Securities (cost $764,521)			722,865

Convertible Bonds – 1.60%
Amgen 0.375% exercise price $79.48, expiration date 2/1/13		445,000	446,113
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		1,115,000	1,119,181
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 12/1/40		465,000	485,925
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		320,000	468,000
*Health Care REIT 3.00% exercise price $51.08, expiration date 12/1/29		885,000	1,005,581
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37		305,000	297,375
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		395,000	384,631
Linear Technology 3.00% exercise price $44.72, expiration date 5/1/27		825,000	896,156
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27		1,180,000	1,101,825
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 6/1/15		806,000	815,068
*Transocean 1.50% exercise price $168.61, expiration date 12/15/37		220,000	220,000
Total Convertible Bonds (cost $6,580,626)			7,239,855

Corporate Bonds – 83.33%
Banking – 13.60%
Abbey National Treasury Services 4.00% 4/27/16		2,660,000	2,689,938
AgriBank FCB 9.125% 7/15/19		1,210,000	1,485,176
BAC Capital Trust VI 5.625% 3/8/35		1,025,000	928,668
Bank of America 6.10% 6/15/17		1,095,000	1,193,374
*Barclays Bank 5.14% 10/14/20		1,075,000	1,047,367
BB&T Capital Trust II 6.75% 6/7/36		2,403,000	2,516,638
•BB&T Capital Trust IV 6.82% 6/12/57		630,000	641,813
Capital One Capital V 10.25% 8/15/39		2,430,000	2,639,587
City National 5.25% 9/15/20		1,155,000	1,179,287
@#CoBank ACB 144A 7.875% 4/16/18		935,000	1,074,466
•Fifth Third Capital Trust IV 6.50% 4/15/37		1,850,000	1,826,875
First Horizon National 5.375% 12/15/15		1,360,000	1,449,211
Goldman Sachs Group
5.00% 5/3/18	CAD	2,236,000	2,376,255
6.25% 2/1/41	USD	3,805,000	3,916,957
•#HBOS Capital Funding 144A 6.071% 6/29/49		1,350,000	1,269,000
JPMorgan Chase 6.00% 10/1/17		345,000	385,344
JPMorgan Chase Capital XXV 6.80% 10/1/37		4,395,000	4,535,178
KeyBank 6.95% 2/1/28		1,685,000	1,815,667
Morgan Stanley 5.75% 1/25/21		1,620,000	1,688,202
•#PNC Preferred Funding Trust II 144A 6.113% 3/29/49		3,900,000	3,432,690
•#Rabobank 144A 11.00% 12/29/49		2,370,000	3,102,041
Santander Holdings USA 4.625% 4/19/16		875,000	904,133
Silicon Valley Bank 6.05% 6/1/17		805,000	905,878
#Societe Generale 144A 5.20% 4/15/21		1,265,000	1,278,474
•SunTrust Capital VIII 6.10% 12/15/36		3,520,000	3,460,614
SVB Financial Group 5.375% 9/15/20		1,705,000	1,698,685
•USB Capital IX 3.50% 10/29/49		4,325,000	3,666,043
Wachovia Bank 6.60% 1/15/38		2,910,000	3,341,803
•Wells Fargo Capital XIII 7.70% 12/29/49		3,150,000	3,277,575
Zions Bancorp
*5.50% 11/16/15		790,000	810,012
7.75% 9/23/14		750,000	833,225
			61,370,176
Basic Industry – 9.55%
Alcoa 6.75% 7/15/18		2,788,000	3,156,624
ArcelorMittal
*5.50% 3/1/21		1,000,000	1,015,696
7.00% 10/15/39		4,880,000	5,119,808
#Braskem Finance 144A 5.75% 4/15/21		1,260,000	1,263,150
CF Industries 7.125% 5/1/20		350,000	401,625
Cliffs Natural Resources 6.25% 10/1/40		4,945,000	5,097,098
Dow Chemical 8.55% 5/15/19		625,000	802,532
Georgia-Pacific
8.00% 1/15/24		1,755,000	2,053,350
#144A 5.40% 11/1/20		4,500,000	4,548,254
#144A 8.25% 5/1/16		185,000	210,900

Hexion US Finance 8.875% 2/1/18		615,000	670,350
International Paper
7.30% 11/15/39		1,000,000	1,145,570
*9.375% 5/15/19		3,370,000	4,399,168
Momentive Performance Materials 11.50% 12/1/16		575,000	626,750
*#POSCO 144A 5.25% 4/14/21		3,015,000	3,049,368
Reliance Steel & Aluminum 6.85% 11/15/36		952,000	954,827
Southern Copper 7.50% 7/27/35		2,281,000	2,407,776
*Steel Dynamics 7.75% 4/15/16		420,000	451,500
Teck Resources 6.00% 8/15/40		3,845,000	3,988,895
Temple-Inland 6.875% 1/15/18		1,600,000	1,758,833
			43,122,074
Brokerage – 2.65%
•Bear Stearns 5.39% 12/7/12	AUD	1,410,000	1,529,455
E Trade Financial PIK 12.50% 11/30/17	USD	765,000	917,044
Jefferies Group
6.25% 1/15/36		1,930,000	1,820,056
6.45% 6/8/27		2,640,000	2,680,827
Lazard Group 6.85% 6/15/17		3,271,000	3,602,813
Nuveen Investments
10.50% 11/15/15		810,000	847,463
#144A 10.50% 11/15/15		550,000	572,688
			11,970,346
Capital Goods – 3.03%
Allied Waste North America 6.875% 6/1/17		1,050,000	1,143,300
Ball
*7.125% 9/1/16		188,000	205,860
7.375% 9/1/19		282,000	307,028
Clean Harbors 7.625% 8/15/16		468,000	503,100
#Meccanica Holdings USA 144A
6.25% 7/15/19		1,365,000	1,482,109
6.25% 1/15/40		2,585,000	2,486,852
Norcraft Holdings 9.75% 9/1/12		525,000	530,250
#Odebrecht Finance 144A 6.00% 4/5/23		1,561,000	1,564,903
*RSC Equipment Rental 10.25% 11/15/19		750,000	864,375
#Votorantim Cimentos 144A 7.25% 4/5/41		2,250,000	2,233,124
Waste Management 7.75% 5/15/32		900,000	1,130,198
WMX Technologies 7.10% 8/1/26		1,025,000	1,225,489
			13,676,588
Communications – 12.11%
#AT&T 144A 5.35% 9/1/40		3,250,000	3,056,024
Cablevision Systems 8.625% 9/15/17		250,000	281,250
#CC Holdings GS V 144A 7.75% 5/1/17		235,000	260,850
#Charter Communications Operating 144A 10.875% 9/15/14		675,000	757,688
#Clearwire Communications 144A
12.00% 12/1/15		1,500,000	1,635,000
*12.00% 12/1/15		250,000	273,125
Comcast 6.95% 8/15/37		5,472,000	6,167,085
*Cricket Communications 7.75% 10/15/20		425,000	435,094
Crown Castle International 9.00% 1/15/15		660,000	735,900
#Crown Castle Towers 144A 4.883% 8/15/20		2,000,000	1,994,194
CSC Holdings 8.50% 4/15/14		329,000	369,714
Deutsche Telekom International Finance 8.75% 6/15/30		1,335,000	1,800,627
#Digicel Group 144A 10.50% 4/15/18		300,000	343,500
*DIRECTV Holdings 6.375% 3/1/41		3,600,000	3,774,679
DISH DBS 7.875% 9/1/19		380,000	413,250
Entravision Communications 8.75% 8/1/17		200,000	215,500
Intelsat Bermuda 11.25% 2/4/17		740,000	811,225
Intelsat Jackson Holdings 11.25% 6/15/16		195,000	208,163
#News America 144A 6.15% 2/15/41		3,575,000	3,655,152
*PAETEC Holding 9.50% 7/15/15		350,000	369,250
Qwest Communications International 7.125% 4/1/18		700,000	766,500
Sprint Capital 6.875% 11/15/28		1,400,000	1,349,250
*Telecom Italia Capital 7.721% 6/4/38		4,290,000	4,638,677
Telefonica Emisiones
5.134% 4/27/20		1,000,000	1,018,863
5.462% 2/16/21		1,255,000	1,305,043
Telesat Canada 11.00% 11/1/15		230,000	257,025
Time Warner 6.25% 3/29/41		4,165,000	4,353,904
Time Warner Cable 5.875% 11/15/40		4,150,000	4,059,439
US West Communications 6.875% 9/15/33		3,510,000	3,457,350
Virgin Media Secured Finance
6.50% 1/15/18		2,445,000	2,689,500
#144A 5.25% 1/15/21		1,555,000	1,593,839
#Wind Acquisition Finance 144A 11.75% 7/15/17		860,000	1,004,050
#XM Satellite Radio 144A 13.00% 8/1/13		510,000	608,175
			54,658,885

Consumer Cyclical – 4.60%
CVS Caremark 6.125% 9/15/39	2,000,000	2,085,470
*Ford Motor 7.45% 7/16/31	825,000	944,920
Ford Motor Credit
5.00% 5/15/18	2,010,000	2,015,220
9.875% 8/10/11	650,000	663,564
*Goodyear Tire & Rubber 10.50% 5/15/16	10,000	11,375
Harrah's Operating
10.00% 12/15/18	475,000	448,281
11.25% 6/1/17	335,000	383,575
Home Depot 5.95% 4/1/41	3,500,000	3,601,716
*Macy's Retail Holdings 8.375% 7/15/15	150,000	175,875
MGM MIRAGE
10.375% 5/15/14	90,000	104,513
11.125% 11/15/17	110,000	128,425
11.375% 3/1/18	900,000	1,030,500
13.00% 11/15/13	175,000	210,438
*OSI Restaurant Partners 10.00% 6/15/15	675,000	713,813
Quiksilver 6.875% 4/15/15	700,000	693,875
Ryland Group 8.40% 5/15/17	475,000	530,813
*Sally Holdings 10.50% 11/15/16	260,000	284,375
Wal-Mart Stores 4.875% 7/8/40	3,900,000	3,619,511
Wyndham Worldwide
5.625% 3/1/21	950,000	953,473
7.375% 3/1/20	1,930,000	2,140,951
		20,740,683
Consumer Non-Cyclical – 7.33%
Archer-Daniels-Midland 5.77% 3/1/41	4,605,000	4,906,153
*Celgene 5.70% 10/15/40	4,895,000	4,795,641
Delhaize Group 5.70% 10/1/40	5,795,000	5,559,671
HCA
9.25% 11/15/16	530,000	571,075
PIK 9.625% 11/15/16	125,000	134,531
#HCA Holdings 144A 7.75% 5/15/21	500,000	525,000
#inVentiv Health 144A 10.00% 8/15/18	940,000	1,003,450
*Kraft Foods 6.50% 2/9/40	2,500,000	2,798,163
McKesson 6.00% 3/1/41	1,000,000	1,065,897
#Mylan 144A 7.625% 7/15/17	1,480,000	1,628,000
#Pernod-Ricard 144A 5.75% 4/7/21	1,415,000	1,456,215
*Quest Diagnostics 5.75% 1/30/40	5,875,000	5,862,098
*Safeway 3.95% 8/15/20	2,390,000	2,309,533
*Supervalu 7.50% 11/15/14	460,000	473,800
		33,089,227
Electric – 6.01%
AES 8.00% 6/1/20	325,000	357,500
Ameren Illinois 9.75% 11/15/18	2,180,000	2,854,865
#American Transmission Systems 144A 5.25% 1/15/22	1,140,000	1,199,806
CMS Energy
6.25% 2/1/20	440,000	469,613
8.75% 6/15/19	1,334,000	1,631,315
#Enel Finance International 144A 6.00% 10/7/39	4,200,000	4,021,230
Exelon Generation 4.00% 10/1/20	1,825,000	1,725,769
NRG Energy 7.375% 1/15/17	180,000	188,775
*#Oncor Electric Delivery 144A 5.25% 9/30/40	2,965,000	2,843,239
Pacific Gas & Electric 6.05% 3/1/34	2,350,000	2,502,701
Puget Sound Energy
5.638% 4/15/41	3,085,000	3,149,797
•6.974% 6/1/67	1,100,000	1,106,805
*Southern California Edison 6.65% 4/1/29	2,310,000	2,640,372
•Wisconsin Energy 6.25% 5/15/67	2,405,000	2,420,029
		27,111,816
Energy – 6.46%
Anadarko Finance 7.50% 5/1/31	910,000	1,045,075
Anadarko Petroleum 5.95% 9/15/16	980,000	1,095,918
Chesapeake Energy 7.25% 12/15/18	610,000	689,300
#CNOOC Finance 2011 144A 4.25% 1/26/21	1,800,000	1,760,317
Encana 6.50% 2/1/38	1,500,000	1,632,120
#ENI 144A 5.70% 10/1/40	3,450,000	3,366,213
*#Hercules Offshore 144A 10.50% 10/15/17	315,000	332,325
Noble Energy
6.00% 3/1/41	3,500,000	3,631,950
8.25% 3/1/19	1,325,000	1,692,363
Noble Holding International 6.20% 8/1/40	3,120,000	3,297,132
*OPTI Canada 8.25% 12/15/14	450,000	241,875
Petrobras International Finance 6.75% 1/27/41	885,000	925,557
#Petrohawk Energy 144A 7.25% 8/15/18	595,000	635,163
Pride International 6.875% 8/15/20	1,070,000	1,239,277

Suncor Energy 6.85% 6/1/39	2,500,000	2,875,330
Transocean 6.50% 11/15/20	1,995,000	2,243,473
Weatherford Bermuda 6.75% 9/15/40	2,300,000	2,468,197
		29,171,585
Finance Companies – 2.58%
FTI Consulting
7.75% 10/1/16	375,000	395,625
#144A 6.75% 10/1/20	805,000	825,125
General Electric Capital
5.30% 2/11/21	1,430,000	1,486,644
*5.875% 1/14/38	5,845,000	5,931,482
•#ILFC E-Capital Trust I 144A 5.97% 12/21/65	1,000,000	839,690
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,250,000	1,081,250
#International Lease Finance 144A 8.75% 3/15/17	975,000	1,099,313
		11,659,129
Insurance – 3.39%
American International Group
5.45% 5/18/17	1,705,000	1,793,928
8.25% 8/15/18	765,000	910,602
•Chubb 6.375% 3/29/67	2,555,000	2,746,625
•Genworth Financial 6.15% 11/15/66	1,200,000	933,000
*•ING Groep 5.775% 12/29/49	650,000	611,000
•#Liberty Mutual 144A 7.00% 3/15/37	1,050,000	1,035,470
#MetLife Capital Trust X 144A 9.25% 4/8/38	4,430,000	5,559,650
Transatlantic Holdings 8.00% 11/30/39	704,000	767,790
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	895,000	946,463
		15,304,528
Natural Gas – 9.36%
*AGL Capital 5.875% 3/15/41	4,205,000	4,270,274
@Boston Gas 6.95% 12/1/23	200,000	221,488
#CenterPoint Energy Resources 144A 5.85% 1/15/41	3,500,000	3,527,276
•Enbridge Energy Partners 8.05% 10/1/37	1,875,000	2,050,817
Energy Transfer Partners 9.70% 3/15/19	2,225,000	2,919,747
•Enterprise Products Operating 7.034% 1/15/68	3,020,000	3,190,352
#KeySpan Gas East 144A 5.819% 4/1/41	4,445,000	4,569,513
Kinder Morgan Energy Partners 6.95% 1/15/38	5,500,000	6,162,706
NiSource Finance 6.25% 12/15/40	1,710,000	1,796,478
Plains All American Pipeline 6.65% 1/15/37	1,415,000	1,549,363
*Sempra Energy 6.00% 10/15/39	4,660,000	4,859,541
•TransCanada Pipelines 6.35% 5/15/67	2,940,000	2,998,341
Williams
7.75% 6/15/31	1,235,000	1,502,878
8.75% 3/15/32	2,000,000	2,636,656
		42,255,430
Real Estate – 1.43%
*Developers Diversified Realty 7.875% 9/1/20	2,010,000	2,339,562
Health Care REIT 6.50% 3/15/41	2,865,000	2,859,980
Regency Centers 5.875% 6/15/17	1,140,000	1,266,377
		6,465,919
Technology – 0.41%
First Data 11.25% 3/31/16	800,000	812,000
*GXS Worldwide 9.75% 6/15/15	1,000,000	1,027,500
		1,839,500
Transportation – 0.82%
#Brambles USA 144A 5.35% 4/1/20	2,155,000	2,189,224
Burlington Northern Santa Fe 5.05% 3/1/41	1,620,000	1,516,978
		3,706,202
Total Corporate Bonds (cost $356,318,879)		376,142,088

Municipal Bonds – 5.66%
Chicago, Illinois O'Hare International Airport Taxable Build America Bonds Series B 6.395% 1/1/40	3,800,000	3,752,842
Long Island Power Authority, New York Electric System Revenue Taxable Build America Bonds 5.85% 5/1/41	3,600,000	3,437,748
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	2,225,000	2,435,329
Massachusetts Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/40	3,975,000	4,109,672
Metropolitan Transportation Authority, New York Taxable Build America Bonds
Dedicated Tax Fund Series C-1 6.687% 11/15/40	3,000,000	3,167,190
Series A2 6.089% 11/15/40	3,205,000	3,187,052
Oregon Department of Transportation Highway User Tax Revenue Taxable Build America Bonds
(Subordinate Lien Direct Payment) Series A 5.834% 11/15/34	1,605,000	1,697,159
San Francisco Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series S3 6.907% 10/1/50	1,485,000	1,535,802
Triborough Bridge & Tunnel Authority, New York Revenue Taxable Build America Bonds
Series A-2 5.45% 11/15/32	2,310,000	2,234,625
Total Municipal Bonds (cost $25,329,727)		25,557,419

Regional Bonds – 0.24%Δ
Australia – 0.10%
New South Wales Treasury 6.00% 6/1/20	AUD	419,000	467,839
			467,839
Canada – 0.14%
Quebec Province 4.50% 12/1/19	CAD	570,000	632,435
			632,435
Total Regional Bonds (cost $953,373)			1,100,274

«Senior Secured Loans – 2.03%
Alliance HealthCare Services 5.50% 6/1/16	USD	434,873	436,865
Burlington Coat Factory Warehouse Tranche B 6.25% 2/10/17		795,000	795,664
Cengage Learning Acquisitions 7.50% 7/7/14		234,035	236,125
Chester Downs & Marina 12.375% 12/31/16		347,162	356,494
Delta Air Lines
4.25% 2/22/16		597,117	590,251
Tranche B 5.50% 3/29/17		900,000	891,113
Fifth Third Processing Solutions Tranche B 5.50% 11/3/16		698,250	704,960
Goodman Global Tranche B 5.75% 10/28/16		398,000	401,924
Graham Packaging Tranche C 6.75% 4/5/14		813,337	821,779
Grifols Tranche B 6.00% 6/4/16		800,000	808,400
JohnsonDiversey Tranche B 4.00% 11/24/15		461,924	464,234
MGM MIRAGE Tranche E 7.00% 2/21/14		505,000	500,753
Multiplan 4.75% 8/26/17		565,000	568,249
Nuveen Investments 2nd Lien 12.50% 7/9/15		620,000	664,175
Smurfit-Stone Container 6.75% 6/30/16		447,771	449,011
Univision Communications 4.461% 3/29/17		495,381	485,498
Total Senior Secured Loans (cost $9,046,612)			9,175,495

Sovereign Bonds – 3.45%Δ
Australia – 0.52%
Australian Government Bond 4.50% 4/15/20	AUD	1,041,000	1,068,966
Australian Government Inflation-Linked Bond 4.00% 8/20/15	AUD	697,000	1,302,759
			2,371,725
Brazil – 0.57%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/21	BRL	2,712,000	1,500,936
Brazilian Government International Bond
10.25% 1/10/28	BRL	961,000	656,115
12.50% 1/5/22	BRL	540,000	417,232
			2,574,283
Canada – 0.18%
Canadian Government Bond
3.75% 6/1/19	CAD	418,000	463,281
4.00% 6/1/41	CAD	303,000	338,357
			801,638
Chile – 0.10%
Chile Government International Bond 5.50% 8/5/20	CLP	215,000,000	462,975
			462,975
Croatia – 0.21%
*#Croatia Government International Bond 144A 6.375% 3/24/21	USD	926,000	943,599
			943,599
Germany – 0.04%
Deutschland Republic 2.25% 9/4/20	EUR	132,000	181,272
			181,272
Indonesia – 0.90%
Indonesia Treasury Bond 11.00% 11/15/20	IDR	12,641,000,000	1,796,187
#Republic of Indonesia 144A 4.875% 5/5/21	USD	2,245,000	2,256,225
			4,052,412
Lithuania – 0.15%
#Lithuania Government International Bond 144A 6.125% 3/9/21		644,000	672,980
			672,980
Philippines – 0.22%
Philippine Government International Bond 4.95% 1/15/21	PHP	43,000,000	984,567
			984,567
Republic of Korea – 0.30%
@Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	1,326,462,684	1,367,318
			1,367,318
Russia – 0.26%
Russian-Eurobond 7.50% 3/31/30	USD	1,003,400	1,172,102
			1,172,102
Total Sovereign Bonds (cost $14,581,112)			15,584,871

U. S. Treasury Obligation – 0.47%
∞^U.S Treasury Strip Principal 4.991% 2/15/41		8,505,000	2,110,677
Total U. S. Treasury Obligation (cost $1,943,307)			2,110,677

		Number of
		Shares
Convertible Preferred Stock – 0.19%
#Chesapeake Energy 144A 5.75% exercise $27.94, expiration date 12/31/49		610	851,713
Total Convertible Preferred Stock (cost $852,475)			851,713

Preferred Stock – 1.21%
Alabama Power 5.625%		16,200	394,875
Ally Financial
•∏8.50%		50,000	1,306,000
#144A 7.00%		2,175	2,023,294
•PNC Financial Services Group 8.25%		1,615,000	1,725,437
Total Preferred Stock (cost $5,215,229)			5,449,606

		Principal
		Amount°
≠Short-Term Investments – 0.67%
Discount Notes – 0.67%
Federal Home Loan Bank
0.001% 5/2/11	USD	1,789,706	1,789,707
0.03% 5/3/11		185,784	185,784
0.037% 5/23/11		237,804	237,802
0.04% 5/9/11		453,639	453,638
0.05% 5/16/11		185,784	185,783
0.06% 6/7/11		176,495	176,493
Total Short-Term Investments (cost $3,029,190)			3,029,207

Total Value of Securities Before Securities Lending Collateral – 99.01%
(cost $424,615,051)			446,964,070

		Number of
		Shares
Securities Lending Collateral** – 8.78%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		39,572,565	39,572,565
Delaware Investments Collateral Fund No.1		56,831	55,194
@†Mellon GSL Reinvestment Trust II		96,378	0
Total Securities Lending Collateral (cost $39,725,774)			39,627,759

Total Value of Securities – 107.79%
(cost $464,340,825)			486,591,829	©
Obligation to Return Securities Lending Collateral** – (8.80%)			(39,725,774)
Receivables and Other Assets Net of Liabilities – 1.01%			4,540,747
Net Assets Applicable to 72,502,057 Shares Outstanding – 100.00%			$451,406,802

°Principal amount is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
IDR – Indonesia Rupiah
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Kroner
PHP – Philippine Peso
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2011, the aggregate amount of Rule 144A securities was $92,396,970, which represented 20.47% of the Fund’s net assets. See Note 5 in "Notes."
*Fully or partially on loan.
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2011.
@Illiquid security. At April 30, 2011, the aggregate amount of illiquid securities was $2,663,272, which represented 0.59% of the Fund’s net assets. See Note 5 in “Notes.”
ΔSecurities have been classified by country of origin.
«Senior secured loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2011.
∞Fully or partially pledged as collateral for futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
∏Restricted security. This investment is in a security not registered under the Securities Act of 1933, as amended and has certain restrictions on resale which may limit its liquidity. At April 30, 2011, the aggregate amount of the restricted security was $1,306,000, which represented 0.29% of the Fund’s net assets. See Note 5 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes”.
†Non income producing security.
©Includes $38,516,814 of securities loaned.

Summary of Abbreviations:
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
CDS – Credit Default Swap
CPI-U – Consumer Price Index-Urban
CITI – Citigroup Global Markets
GSC – Goldman Sachs
HSBC – Hong Kong Shanghai Bank
HY – High Yield
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
yr – Year

The following foreign currency exchange contracts, futures contracts, options contracts and swap contracts were outstanding at April 30, 20111:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(70,097)	USD	99,711	5/6/11	$(4,114)
BAML	MXN	9,075,585	USD	(764,588)	5/6/11	23,379
BAML	NOK	(3,945,570)	USD	716,634	5/6/11	(35,166)
GSC	CAD	1,469,563	USD	(1,517,783)	5/6/11	35,248
GSC	NOK	1,419,090	USD	(257,965)	5/6/11	12,432
HSBC	AUD	522,505	USD	(538,901)	5/6/11	33,580
HSBC	EUR	(2,740,964)	USD	3,899,268	5/6/11	(160,529)
HSBC	NOK	6,856,687	USD	(1,246,002)	5/6/11	60,489
JPMC	EUR	(443,000)	USD	629,636	5/6/11	(26,517)
MSC	EUR	(406,648)	USD	578,534	5/6/11	(23,775)
						$(84,973)

Futures Contracts

					Unrealized
		Notional	Notional		Appreciation
Contracts to Buy (Sell)		Cost (Proceeds)	Value	Expiration Date	(Depreciation)
(256)	U.S. Treasury 10 yr Note	$(30,409,065)	$(31,012,000)	6/21/11	$(602,935)
393	U.S. Treasury Long Bond	47,139,652	48,093,375	5/20/11	953,723
276	U.S. Treasury Ultra Bond	33,487,207	34,741,500	5/20/11	1,254,293
		$50,217,794			$1,605,081

Options Contracts
Interest Rate Swaptions

					Unrealized
		Notional	Exercise	Expiration	Appreciation
Counterparty	Description	Amount	Rate	Date	(Depreciation)
BAML	Put – 30 yr interest rate swap	$8,000,000	4.813%	1/9/14	$(101,549)
CITI	Put – 10 yr interest rate swap	4,000,000	5.230%	1/9/14	(31,786)
		$12,000,000			$(133,335)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
BAML	Kingdom of Spain 5 yr CDS	$1,730,000	1.00%	6/20/16	$2,888
BCLY	ITRAXX Europe Subordinate
	Financials 15.1 5 yr CDS	6,300,000	1.00%	6/20/16	(103,835)
BCLY	Kingdom of Spain 5 yr CDS	1,027,000	1.00%	3/20/16	(47,425)
BCLY	Republic of Ireland 5 yr CDS	670,000	1.00%	12/20/15	55,470
BCLY	United States of America
	5 yr CDS	1,200,000	0.25%	3/20/16	(5,983)
CITI	CDX.NA.HY.16	3,080,000	5.00%	6/20/16	(43,128)
CITI	Sara Lee 5 yr CDS	900,000	1.00%	3/20/16	(41,613)
JPMC	ITRAXX Europe Subordinate Financials
	15.1 5 yr CDS	1,100,000	1.00%	6/20/16	17,823
JPM	Portuguese Republic 5 yr CDS	756,000	1.00%	6/22/15	122,397
JPMC	Viacom 5 yr CDS	1,250,000	1.00%	9/20/15	(20,935)
		$18,013,000			$(64,341)
	Protection Sold / Moody’s Rating:
CITI	MetLife 5 yr CDS / A	$825,000	5.00%	9/20/14	$63,560
JPMC	Comcast 5 yr CDS / Baa	1,250,000	1.00%	9/20/15	25,065
JPMC	MetLife 5 yr CDS / A	235,000	1.00%	12/20/14	10,573
JPMC	Tyson Foods 5 yr CDS / Ba	1,100,000	1.00%	3/20/16	18,578
		$3,410,000			$117,776
Total					$53,435

Inflation Swap Contract

			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$12,500,000	2/28/16	5 yr zero coupon CPI swap agreement with Barclays to receive the notional amount multiplied by the non-revised CPI-U and to pay the notional amount multiplied by the fixed rate of 2.555%.	$135,489

The use of foreign currency exchange contracts, futures contracts, options contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Funds - Delaware Extended Duration Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007–July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gains on investments, if any, twice per year. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$464,518,017
Aggregate unrealized appreciation	$24,501,304
Aggregate unrealized depreciation	(2,427,492)
Net unrealized appreciation	$22,073,812

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$722,865	$-	$722,865
Corporate Debt	-	393,409,151	-	393,409,151
Foreign Debt	-	13,816,892	2,868,253	16,685,145
Municipal Bonds	-	25,557,419	-	25,557,419
U.S. Treasury Obligations	-	2,110,677	-	2,110,677
Preferred Stock	1,306,000	4,143,606	-	5,449,606
Short-Term Investments	-	3,029,207	-	3,029,207
Securities Lending Collateral	-	39,627,759	-	39,627,759
Total	$1,306,000	$482,417,576	$2,868,253	$486,591,829

Foreign Currency
Exchange Contracts	$-	$(84,973)	$-	$(84,973)
Futures Contracts	$1,605,081	$-	$-	$1,605,081
Options Contracts	$-	$-	$(133,335)	$(133,335)
Swap Contracts	$-	$188,924	$-	$188,924

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Corporate	Foreign	Lending
	Debt	Debt	Collateral	Total
Balance as of 7/31/10	$414,767	$-	$4,314	$419,081
Purchases	-	2,624,190	-	2,624,190
Sales	(436,206)	-	(5,137)	(441,343)
Net realized gain	32,849	-	-	32,849
Net change in unrealized
appreciation/depreciation	(11,410)	244,063	823	233,476
Balance as of 4/30/11	$-	$2,868,253	$-	$2,868,253

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/11	$-	$244,063	$(4,096)	$239,967

Options
Contracts
Balance as of 7/31/10	$-
Purchases	982,400
Net unrealized depreciation	(133,335)
Balance as of 4/30/11	$849,065

Net change in unrealized
appreciation/depreciation
from investments still held
as of 4/30/11	$(133,335)

During the period ended April 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended April 30, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in options during the period ended April 30, 2011 were as follows:

Number of
	contracts	Premiums
Options outstanding at July 31, 2010	—	$—
Options written	12,000,000	982,400
Options expired	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options outstanding at April 30, 2011	12,000,000	$982,400

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2011, the net unrealized appreciation of credit default swaps was $53,435. The Fund had posted $100,000 in cash as collateral for open CDS contracts. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2011, the swaps' credit-risk-related contingent features would have been triggered and the Fund would have received $14,603,000 less the value of the contracts' related reference obligations. The Fund received $1,649,000 in securities collateral and $310,000 in cash for open CDS contracts.

As disclosed in the footnotes to the schedule of investments, at April 30, 2011, the notional value of the protection sold was $3,410,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2011, the net unrealized appreciation of the protection sold was $117,776.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund's maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2011 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign exchange contracts (Forward currency exchange contracts)	Liabilities net of receivables and other assets	$47,680	Liabilities net of receivables and other assets	$(132,653)

Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	1,605,081	Liabilities net of receivables and other assets	-

Interest rate contracts (Options contracts)	Liabilities net of receivables and other assets	-	Liabilities net of receivables and other assets	(133,335)

Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	210,105	Liabilities net of receivables and other assets	(21,181)
Total		$1,862,866		$(87,169)

The effect of derivative instruments on the statement of operations for the period ended April 30, 2011 was as follows:

			Change in
			Unrealized
			Appreciation or
			Depreciation on
	Location of Gain or Loss	Realized Gain or Loss on	Derivatives
	on Derivatives	Derivatives Recognized in	Recognized in
	Recognized in Income	Income	Income
Forward exchange contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	$ (20,315)	$(112,562)
Interest rate contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(1,523,054)	(513,216)
Interest rate contracts (Options contracts)	Net realized gain on options written and net change in unrealized appreciation/depreciation of investments and foreign currencies	-	(133,335)
Credit and inflation contracts (Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(133,852)	432,405
Total		$(1,677,221)	$(326,708)

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the period ended April 30. 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2011, the value of securities on loan was $38,516,814, for which the Fund received collateral, comprised of non-cash collateral valued at $57,448, and cash collateral of $39,725,774. At April 30, 2011, the value of invested collateral was $39,627,759. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor's (S&P) and Ba or lower by Moody's Investor Services (Moody's), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

April 30, 2011

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Convertible Bonds – 0.35%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27	$2,077,000	$1,939,399
Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21	1,685,000	0
Total Convertible Bonds (cost $1,831,358)		1,939,399

Corporate Bonds – 89.57%
Basic Industry – 7.21%
*AK Steel 7.625% 5/15/20	3,566,000	3,766,587
*#Algoma Acquisition 144A 9.875% 6/15/15	2,834,000	2,653,333
#APERAM 144A 7.75% 4/1/18	2,445,000	2,545,856
#Appleton Papers 144A 10.50% 6/15/15	1,712,000	1,814,720
#FMG Resources August 2006 144A
6.875% 2/1/18	1,394,000	1,477,640
*7.00% 11/1/15	2,486,000	2,635,160
Georgia-Pacific 8.00% 1/15/24	2,420,000	2,831,400
*#Hexion US Finance 144A 9.00% 11/15/20	1,898,000	2,054,585
#JMC Steel Group 144A 8.25% 3/15/18	2,777,000	2,922,793
Lyondell Chemical 11.00% 5/1/18	2,305,000	2,616,175
#MacDermid 144A 9.50% 4/15/17	2,382,000	2,548,740
#Millar Western Forest Products 144A 8.50% 4/1/21	2,610,000	2,626,313
#Momentive Performance Materials 144A 9.00% 1/15/21	4,287,000	4,629,959
•Noranda Aluminum Acquisition PIK 5.193% 5/15/15	1,400,047	1,368,546
@=Port Townsend 12.431% 8/27/12	962,902	438,120
Ryerson
•7.679% 11/1/14	884,000	895,050
12.00% 11/1/15	2,039,000	2,212,315
		40,037,292
Brokerage – 0.76%
E Trade Financial PIK 12.50% 11/30/17	3,513,000	4,211,209
		4,211,209
Capital Goods – 8.44%
Alion Science & Technology PIK 12.00% 11/1/14	1,419,201	1,468,873
*#Associated Materials 144A 9.125% 11/1/17	1,733,000	1,869,474
*Berry Plastics
10.25% 3/1/16	1,699,000	1,699,000
*#144A 9.75% 1/15/21	2,558,000	2,580,383
#Building Materials Corp. of America 144A 6.75% 5/1/21	2,760,000	2,804,849
Casella Waste Systems
11.00% 7/15/14	1,158,000	1,318,673
#144A 7.75% 2/15/19	2,821,000	2,898,577
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	3,672,000	3,772,979
#DAE Aviation Holdings 144A 11.25% 8/1/15	1,947,000	2,068,688
#Darling International 144A 8.50% 12/15/18	1,248,000	1,366,560
Graham Packaging 8.25% 10/1/18	1,721,000	1,888,798
Manitowoc 9.50% 2/15/18	2,020,000	2,272,500
#Masonite International 144A 8.25% 4/15/21	2,635,000	2,705,816
*Mueller Water Products 7.375% 6/1/17	2,721,000	2,714,197
#Nortek 144A 8.50% 4/15/21	2,820,000	2,827,049
#Plastipak Holdings 144A 10.625% 8/15/19	834,000	967,440
Ply Gem Industries 13.125% 7/15/14	2,363,000	2,617,023
#Polypore International 144A 7.50% 11/15/17	2,407,000	2,561,951
Pregis 12.375% 10/15/13	2,589,000	2,569,583
*RBS Global/Rexnord 11.75% 8/1/16	2,051,000	2,209,953
TriMas 9.75% 12/15/17	1,516,000	1,675,180
		46,857,546
Consumer Cyclical – 10.39%
*American Axle & Manufacturing 7.875% 3/1/17	2,334,000	2,409,855
*ArvinMeritor 8.125% 9/15/15	2,119,000	2,246,140
Beazer Homes USA
*9.125% 6/15/18	723,000	724,808
#144A 9.125% 5/15/19	3,104,000	3,111,760
#Brown Group 144A 7.125% 5/15/19	2,160,000	2,176,200
#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	5,529,000	5,681,047
*CKE Restaurants 11.375% 7/15/18	1,985,000	2,223,200
Dana Holding 6.75% 2/15/21	2,618,000	2,653,998
Dave & Buster's 11.00% 6/1/18	2,896,000	3,178,360
*#DineEquity 144A 9.50% 10/30/18	2,387,000	2,619,733
*#Dunkin Finance 144A 9.625% 12/1/18	1,895,000	1,942,375
*Ford Motor 7.45% 7/16/31	2,422,000	2,774,055
*Ford Motor Credit 12.00% 5/15/15	2,771,000	3,539,248
*Goodyear Tire & Rubber 8.25% 8/15/20	2,406,000	2,685,698

*Interface 7.625% 12/1/18	1,735,000	1,867,294
#M/I Homes 144A 8.625% 11/15/18	3,669,000	3,664,413
*#Needle Merger Sub 144A 8.125% 3/15/19	2,279,000	2,347,370
Norcraft Finance 10.50% 12/15/15	1,336,000	1,442,880
Norcraft Holdings/Capital 9.75% 9/1/12	1,811,000	1,829,110
#Pinafore 144A 9.00% 10/1/18	2,457,000	2,696,558
Quiksilver 6.875% 4/15/15	3,347,000	3,317,713
Standard Pacific 10.75% 9/15/16	958,000	1,128,045
Susser Holdings/Finance 8.50% 5/15/16	1,302,000	1,415,925
		57,675,785
Consumer Non-Cyclical – 8.88%
*#Accellent 144A 10.00% 11/1/17	1,355,000	1,375,325
#Armored Autogroup 144A 9.25% 11/1/18	2,673,000	2,753,190
Biomet 11.625% 10/15/17	2,368,000	2,699,520
#Blue Merger Sub 144A 7.625% 2/15/19	2,722,000	2,800,258
*#Bumble Bee Acquisition 144A 9.00% 12/15/17	1,654,000	1,740,835
*#Bumble Bee Holding PIK 144A 9.625% 3/15/18	555,000	524,475
Cott Beverages 8.375% 11/15/17	1,155,000	1,244,513
*Dean Foods 7.00% 6/1/16	2,870,000	2,776,725
Diversey Holdings 10.50% 5/15/20	2,406,000	2,815,020
#DJO Finance 144A 9.75% 10/15/17	4,094,000	4,339,639
Lantheus Medical Imaging
9.75% 5/15/17	2,357,000	2,463,065
#144A 9.75% 5/15/17	1,065,000	1,112,925
#Mylan 144A 6.00% 11/15/18	1,198,000	1,232,443
#NBTY 144A 9.00% 10/1/18	2,999,000	3,283,905
*Pinnacle Foods Finance 10.625% 4/1/17	1,581,000	1,707,480
#Quintiles Transnational PIK 144A 9.50% 12/30/14	900,000	924,750
Radnet Management 10.375% 4/1/18	1,979,000	2,043,318
*#Reynolds Group Issuer 144A
8.25% 2/15/21	820,000	837,425
9.00% 4/15/19	3,961,000	4,193,708
#STHI Holding 144A 8.00% 3/15/18	2,533,000	2,615,323
Tops Markets 10.125% 10/15/15	1,115,000	1,204,200
*#Viskase 144A 9.875% 1/15/18	2,324,000	2,509,920
*Yankee Candle 9.75% 2/15/17	1,956,000	2,097,810
		49,295,772
Energy – 11.63%
#American Petroleum Tankers 144A 10.25% 5/1/15	1,881,000	2,003,265
Antero Resources Finance 9.375% 12/1/17	1,440,000	1,587,600
Aquilex Holdings 11.125% 12/15/16	1,892,000	1,965,315
#Calumet Specialty Products Partners 144A 9.375% 5/1/19	2,735,000	2,871,749
*#Chaparral Energy 144A 8.25% 9/1/21	3,522,000	3,733,319
Chesapeake Energy
6.625% 8/15/20	2,030,000	2,197,475
6.875% 11/15/20	288,000	315,360
7.25% 12/15/18	153,000	172,890
Comstock Resources 7.75% 4/1/19	2,715,000	2,793,056
Copano Energy 7.75% 6/1/18	1,441,000	1,531,063
Crosstex Energy 8.875% 2/15/18	1,622,000	1,780,145
#Headwaters 144A 7.625% 4/1/19	2,846,000	2,910,034
#Helix Energy Solutions Group 144A 9.50% 1/15/16	3,133,000	3,336,644
*#Hercules Offshore 144A 10.50% 10/15/17	2,579,000	2,720,845
*#Hilcorp Energy I 144A 8.00% 2/15/20	2,264,000	2,439,460
Holly 9.875% 6/15/17	1,525,000	1,727,063
International Coal Group 9.125% 4/1/18	3,523,000	4,007,412
#James River Escrow 144A 7.875% 4/1/19	2,499,000	2,630,198
#Laredo Petroleum 144A 9.50% 2/15/19	2,845,000	3,029,924
Linn Energy 8.625% 4/15/20	1,820,000	2,020,200
*#Murray Energy 144A 10.25% 10/15/15	2,272,000	2,453,760
*#NFR Energy 144A 9.75% 2/15/17	2,749,000	2,735,255
#Oasis Petroleum 144A 7.25% 2/1/19	2,121,000	2,147,513
*OPTI Canada 8.25% 12/15/14	1,119,000	601,463
Petrohawk Energy
7.25% 8/15/18	1,830,000	1,953,525
#144A 7.25% 8/15/18	877,000	936,198
Petroleum Development 12.00% 2/15/18	1,883,000	2,141,913
Pioneer Drilling 9.875% 3/15/18	1,022,000	1,108,870
Quicksilver Resources 7.125% 4/1/16	1,601,000	1,605,003
SandRidge Energy
*8.75% 1/15/20	429,000	474,045
#144A 7.50% 3/15/21	2,506,000	2,640,698
		64,571,260
Finance & Investments – 8.26%
•American International Group 8.175% 5/15/58	3,416,000	3,851,540
BAC Capital Trust VI 5.625% 3/8/35	4,740,000	4,294,525
Express Finance 8.75% 3/1/18	1,395,000	1,532,756
•Fifth Third Capital Trust IV 6.50% 4/15/37	4,406,000	4,350,925
•Genworth Financial 6.15% 11/15/66	3,532,000	2,746,130
•#HBOS Capital Funding 144A 6.071% 6/29/49	3,175,000	2,984,500
•#ILFC E-Capital Trust I 144A 5.97% 12/21/65	2,460,000	2,065,637
*•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	4,420,000	3,823,300
*•ING Groep NV 5.775% 12/29/49	903,000	848,820

•#Liberty Mutual Group 144A 7.00% 3/15/37	2,698,000	2,660,665
Nuveen Investments
*10.50% 11/15/15	4,980,000	5,210,325
#144A 10.50% 11/15/15	1,200,000	1,249,500
Offshore Group Investments 11.50% 8/1/15	1,686,000	1,890,428
•SunTrust Capital VIII 6.10% 12/15/36	4,170,000	4,099,648
• ∏XL Group 6.50% 12/31/49	4,416,000	4,239,360
		45,848,059
Media – 7.48%
#Affinion Group 144A 7.875% 12/15/18	3,057,000	2,927,078
#AMO Escrow 144A 11.50% 12/15/17	1,289,000	1,398,565
Cablevision Systems 8.00% 4/15/20	1,153,000	1,274,065
*CCO Holdings
8.125% 4/30/20	3,224,000	3,602,819
#144A 7.00% 1/15/19	284,000	298,200
#Clear Channel Communications 144A 9.00% 3/1/21	2,684,000	2,744,390
#Columbus International 144A 11.50% 11/20/14	2,800,000	3,234,000
Entravision Communications 8.75% 8/1/17	1,560,000	1,680,900
#inVentiv Health 144A 10.00% 8/15/18	2,273,000	2,426,428
#Kabel BW Erste Beteiligungs 144A 7.50% 3/15/19	1,980,000	2,039,400
MDC Partners
11.00% 11/1/16	2,275,000	2,559,375
#144A 11.00% 11/1/16	1,260,000	1,404,900
Nexstar Broadcasting 8.875% 4/15/17	2,039,000	2,237,803
*#Ono Finance II 144A 10.875% 7/15/19	2,666,000	2,932,600
#Sinclair Television Group 144A 9.25% 11/1/17	1,380,000	1,549,050
#UPC Holding 144A 9.875% 4/15/18	2,072,000	2,315,460
*Visant 10.00% 10/1/17	1,373,000	1,489,705
#XM Satellite Radio Holdings 144A
7.625% 11/1/18	1,999,000	2,138,930
13.00% 8/1/13	2,720,000	3,243,600
		41,497,268
Services Cyclical – 6.98%
*#Ameristar Casinos 144A 7.50% 4/15/21	1,140,000	1,172,775
#AMGH Merger Sub 144A 9.25% 11/1/18	1,725,000	1,867,313
#CMA CGM 144A 8.50% 4/15/17	2,805,000	2,776,950
*#Delta Air Lines 144A 12.25% 3/15/15	1,931,000	2,177,203
#Equinox Holdings 144A 9.50% 2/1/16	2,004,000	2,151,795
*Harrah's Operating 10.00% 12/15/18	6,041,000	5,701,193
#Icon Health & Fitness 144A 11.875% 10/15/16	1,241,000	1,298,396
Kansas City Southern de Mexico 8.00% 2/1/18	1,744,000	1,940,200
Kansas City Southern Railway 13.00% 12/15/13	1,000	1,185
*#Marina District Finance 144A 9.875% 8/15/18	2,135,000	2,300,463
MGM MIRAGE
11.125% 11/15/17	1,000	1,168
*11.375% 3/1/18	7,016,000	8,033,319
@Northwest Airlines 10.00% 2/1/11	575,000	4,313
*Pinnacle Entertainment 8.75% 5/15/20	2,312,000	2,496,960
#Swift Services Holdings 144A 10.00% 11/15/18	2,130,000	2,348,325
*#Swift Transportation 144A 12.50% 5/15/17	1,509,000	1,629,720
#United Air Lines 144A 12.00% 11/1/13	2,625,000	2,854,687
		38,755,965
Services Non-Cyclical – 2.49%
*#ARAMARK Holdings PIK 144A 8.625% 5/1/16	2,725,000	2,813,562
Cardtronics 8.25% 9/1/18	997,000	1,096,700
HealthSouth 7.75% 9/15/22	533,000	568,311
#Multiplan 144A 9.875% 9/1/18	2,777,000	3,019,987
PHH 9.25% 3/1/16	2,025,000	2,242,688
Radiation Therapy Services 9.875% 4/15/17	2,278,000	2,334,950
RSC Equipment Rental
*10.25% 11/15/19	194,000	223,585
#144A 8.25% 2/1/21	1,416,000	1,500,960
		13,800,743
Technology & Electronics – 5.54%
#Aspect Software 144A 10.625% 5/7/17	2,135,000	2,289,788
Avaya
9.75% 11/1/15	440,000	456,500
*#144A 7.00% 4/1/19	4,151,000	4,130,245
PIK 10.125% 11/1/15	585,000	608,400
First Data
*9.875% 9/24/15	4,133,000	4,293,153
11.25% 3/31/16	2,747,000	2,788,205
*GXS Worldwide 9.75% 6/15/15	2,531,000	2,600,603
#iGate 144A 9.00% 5/1/16	2,660,000	2,739,800
#International Wire Group 144A 9.75% 4/15/15	2,060,000	2,206,775
MagnaChip Semiconductor 10.50% 4/15/18	1,540,000	1,744,050
#MedAssets 144A 8.00% 11/15/18	1,205,000	1,244,163
*Sanmina-SCI 8.125% 3/1/16	834,000	873,615
#Seagate HDD Cayman 144A 7.75% 12/15/18	2,649,000	2,821,185
*SunGard Data Systems 10.25% 8/15/15	1,842,000	1,938,705
		30,735,187
Telecommunications – 10.05%
#Buccaneer Merger Sub 144A 9.125% 1/15/19	2,065,000	2,225,038

*#Clearwire Communications 144A
12.00% 12/1/15	6,800,000	7,416,092
12.00% 12/1/17	3,307,000	3,588,095
*Cricket Communications 7.75% 10/15/20	2,764,000	2,829,645
*#Digicel Group 144A 10.50% 4/15/18	3,474,000	3,977,730
#Integra Telecom Holdings 144A 10.75% 4/15/16	2,025,000	2,202,188
Intelsat Bermuda
11.25% 2/4/17	5,485,000	6,012,930
PIK 11.50% 2/4/17	2,708,300	2,979,130
Level 3 Financing 10.00% 2/1/18	2,586,000	2,805,810
*MetroPCS Wireless 7.875% 9/1/18	1,006,000	1,088,995
NII Capital
7.625% 4/1/21	1,356,000	1,440,750
10.00% 8/15/16	618,000	712,245
PAETEC Holding
8.875% 6/30/17	1,181,000	1,294,671
#144A 9.875% 12/1/18	1,720,000	1,870,500
Sprint Capital 8.75% 3/15/32	2,609,000	2,869,900
#Telcordia Technologies 144A 11.00% 5/1/18	4,046,000	4,577,037
Telesat Canada 12.50% 11/1/17	1,403,000	1,676,585
Virgin Media Finance 8.375% 10/15/19	1,249,000	1,417,615
#West 144A 7.875% 1/15/19	2,735,000	2,823,888
#Windstream 144A 7.50% 4/1/23	1,964,000	2,003,280
		55,812,124
Utilities – 1.46%
AES
7.75% 3/1/14	287,000	314,983
9.75% 4/15/16	303,000	352,238
Elwood Energy 8.159% 7/5/26	1,370,163	1,339,334
*#GenOn Escrow 144A 9.50% 10/15/18	1,479,000	1,586,228
Mirant Americas 8.50% 10/1/21	2,712,000	2,867,939
•Puget Sound Energy 6.974% 6/1/67	1,634,000	1,644,108
		8,104,830
Total Corporate Bonds (cost $465,840,530)		497,203,040

«Senior Secured Loans – 3.97%
Brock Holdings III 10.00% 2/15/18	925,000	955,063
Cadet Holding 7.75% 4/7/12	2,790,000	2,790,000
EchoStar 8.50% 6/30/19	4,645,000	4,644,999
Endo Pharmaceuticals Holdings 7.25% 4/10/12	1,855,000	1,855,000
Level 3 Financing 14.00% 4/11/12	2,325,000	2,325,000
PQ 6.72% 7/30/15	2,504,000	2,481,201
Silgan Holdings 7.75% 1/20/12	4,150,000	4,150,000
Texas Competitive Electric Holdings 3.50% 10/10/14	3,295,000	2,858,413
Total Senior Secured Loans (cost $21,663,356)		22,059,676

	Number of
	Shares
Common Stock – 0.47%
†Alliance HealthCare Service	107,528	475,274
=∏†Avado Brands	10,210	0
=†Calpine	2,490,000	0
=†Century Communications	4,250,000	0
†Delta Air Lines	208	2,159
†DIRECTV Class A	19,150	930,498
†Flextronics International	49,950	348,152
†GenOn Energy	5,032	19,776
†GeoEye	7,900	293,011
*†Mobile Mini	22,073	549,838
∏=†PT Holdings	3,285	33
†USgen	1,950,000	0
Total Common Stock (cost $5,186,800)		2,618,741

Preferred Stocks – 2.08%
*•∏Ally Financial
8.50%	115,000	3,003,800
#144A 7.00%	4,600	4,279,150
•†GMAC Capital Trust I 8.125%	165,000	4,283,400
=†PT Holdings	657	0
Total Preferred Stocks (cost $11,540,280)		11,566,350

Warrants – 0.00%
†Alion Science & Technology	1,835	18
∏@=†PT Holdings	657	7
Total Warrants (cost $15,768)		25

	Principal
	Amount (U.S. $)
≠Short-Term Investment – 2.20%
Discount Note – 2.20%
Federal Home Loan Bank 0.001% 5/2/11	$12,217,244	12,217,244
Total Short-Term Investment (cost $12,217,244)		12,217,244

Total Value of Securities Before Securities Lending Collateral –98.64%		547,604,475
(cost $518,295,336)

	Number of
	Shares
Securities Lending Collateral** – 17.70%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	369,617	358,971
Delaware Investments Collateral Fund No.1	97,884,301	97,884,301
@†Mellon GSL Reinvestment Trust II	514,615	0
Total Securities Lending Collateral (cost $98,768,533)		98,243,272

Total Value of Securities – 116.34%
(cost $617,063,869)		645,847,747	©
Obligation to Return Securities Lending Collateral** – (17.79%)		(98,768,533)
Receivables and Other Assets Net of Other Liabilities – 1.45%		8,043,722
Net Assets Applicable to 129,981,769 Shares Outstanding – 100.00%		$555,122,936

*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2011, the aggregate amount of Rule 144A securities was $264,734,825, which represented 47.69% of the Fund’s net assets. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of April 30, 2011. Interest rates reset periodically.
@Illiquid security. At April 30, 2011, the aggregate amount of illiquid securities was $442,440, which represented 0.08% of the Fund’s net assets. See Note 4 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2011, the aggregate amount of fair valued securities was $438,160, which represented 0.08% of the Fund’s net assets. See Note 1 in "Notes."
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At April 30, 2011, the aggregate amount of restricted securities was $7,243,200, which represented 1.30% of the Fund’s net assets. See Note 4 in “Notes.”

Investment	Date of Acquisition	Cost	Value
Ally Financial 8.50%	3/22/11	$2,875,000	$3,003,800
Avado Brands	4/2/02	1,132,994	0
PT Holdings	8/27/07	15,768	7
PT Holdings	9/12/07	2,049,839	33
XL Group 6.50% 12/31/49	1/12/10	3,710,053	4,239,360
Total		$9,783,654	$7,243,200

«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2011.
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in “Notes.”
©Includes $92,388,049 of securities loaned.

PIK – Pay-in-kind

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Income Fund (Trust) – Delaware High-Yield Opportunities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2007–July 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements –The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2011, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At April 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$617,236,550
Aggregate unrealized appreciation	34,716,594
Aggregate unrealized depreciation	(6,105,397)
Net unrealized appreciation	$28,611,197

For federal income tax purposes, at July 31, 2010, capital loss carryforwards of $72,187,650 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $1,592,334 expires in 2015, $30,094,931 expires in 2016 and $40,500,385 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$2,618,708	$-	$33	$2,618,741
Corporate Debt	-	510,113,996	11,088,119	521,202,115
Short-Term Investment	-	12,217,244	-	12,217,244
Securities Lending Collateral	-	98,243,272	-	98,243,272
Other	7,287,200	4,279,150	25	11,566,375
Total	$9,905,908	$624,853,662	$11,088,177	$645,847,747

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Common	Corporate	Lending
	Stock	Debt	Collateral	Other	Total
Balance as of 7/31/10	$33	$698,104	$23,037	$25	$721,199
Purchases	-	13,295,000	-	2,394,000	15,689,000
Sales	-	(2,671,450)	(27,428)	-	(2,698,878)
Net realized loss	-	(1,078,847)	-	-	(1,078,847)
Transfers out of Level 3 investments	-	-	-	(2,394,000)	(2,394,000)
Net change in unrealized
appreciation/depreciation	-	845,312	4,391	-	849,703
Balance as of 4/30/11	$33	$11,088,119	$-	$25	$11,088,177

Net change in unrealized
appreciation/depreciation from
investments still held as of 4/30/11	$(259,985)	$-	$-	$(21,871)	$(281,856)

During the period ended April 30, 2011, transfers out of Level 3 investments into Level 2 investments were made in the amount of $2,394,000 for the Fund. This was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended April 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to applicable collateral requirement for such security loan. As a result of the foregoing, the value of collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investment Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participates in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2011, the value of securities on loan was $92,388,049, for which the Fund received collateral, comprised of non-cash collateral valued at $533,094, and cash collateral of $98,768,533. At April 30, 2011, the value of invested collateral was $98,243,272. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to April 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: